Exhibit 4.3

MIZUHO FINANCIAL GROUP, INC.

as the Company

and

THE BANK OF NEW YORK MELLON

as the Trustee

PERPETUAL SUBORDINATED INDENTURE

Dated as of [    ]

i

EXHIBITS
Exhibit A	Form of Officer’s Certificate pursuant to Section 3.06
Exhibit B	Form of Cancellation of Interest Payment Notice pursuant to Section 3.17
Exhibit C	Form of Write-Down and Cancellation Notice pursuant to Section 13.02
Exhibit D	Form of Going Concern Write-Down Notice pursuant to Section 14.02
Exhibit E	Form of Write-Up Notice pursuant to Section 14.04

CROSS REFERENCE SHEET

Cross-reference sheet of provisions of the Trust Indenture Act (as defined in this Indenture) and this Indenture:

Section of the Trust Indenture Act	Section of Indenture
310(a)(1) and (2)	5.08
310(a)(3) and (4)	Inapplicable
310(a)(5)	Incorporated by Section 318(c)
310(b)	5.09
311(a) and (b)	Incorporated by Section 318(c)
312(a)	3.07
312(b)	Incorporated by Section 318(c)
312(c)	Incorporated by Section 318(c)
313(a)	5.14
313(b)(1)	Inapplicable
313(b)(2)	Incorporated by Section 318(c)
313(c)	Incorporated by Section 318(c)
313(d)	Incorporated by Section 318(c)
314(a)	3.06, 3.09
314(b)	Inapplicable
314(c)(1) and (2)	10.05
314(c)(3)	Inapplicable
314(d)	Inapplicable
314(e)	10.05
315(a), (c) and (d)	5.01
315(b)	4.11
315(e)	4.12
316(a)(1)	4.09
316(a)(2)	Inapplicable
316(b)	4.07
316(c)	Incorporated by Section 318(c)
317(a)	4.02
317(b)	3.04
318(a)	10.06

Notes:

This cross-reference sheet shall not, for any purpose, be deemed to be a part of this Indenture.

Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein. Sections designated in the cross-reference sheet above as “Incorporated by Section 318(c)” are not physically contained herein but are incorporated in this Indenture automatically by Section 318(c) of the Trust Indenture Act.

v

THIS PERPETUAL SUBORDINATED INDENTURE, dated as of [    ] between Mizuho Financial Group, Inc., a joint stock company (kabushiki kaisha) organized under the laws of Japan (the “Company”), and The Bank of New York Mellon, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company has duly authorized the issue from time to time of its unsecured and perpetual subordinated bonds, debentures, notes or other evidences of indebtedness to be issued in one or more series (the “Securities”) up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture, and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

NOW, THEREFORE:

In consideration of the premises and the purchases of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided herein or in the form of Security or any indenture supplemental hereto, or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which contained in the Securities Act are referred to in the Trust Indenture Act, including terms defined in the Trust Indenture Act by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” means such accounting principles as are generally accepted in Japan at the time of any computation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

“Additional Amounts” has the meaning set forth in Section 3.05.

“Additional Tier 1 Capital” means any and all items constituting Additional Tier 1 capital (for the avoidance of doubt, which exclude then applicable regulatory adjustments) under the applicable standards set forth in the Applicable Banking Regulations and shall also include any successor or substitute term applicable pursuant to the Applicable Banking Regulations.

“Additional Tier 1 Liabilities” means, with respect to a series of the Securities, at any time, any instruments qualifying as the Company’s Additional Tier 1 Capital (other than such series of Securities, but including any other series of Securities) that are issued or created directly by the Company and are treated as liabilities under the applicable standards set forth in the Applicable Banking Regulations.

“Adjusted Distributable Amount” has the meaning set forth in Section 3.12.

“Agent” means any Registrar, Paying Agent, Transfer Agents or Authenticating Agent and any successor thereto.

“Applicable Banking Regulations” means the Banking Act of Japan (Act No. 59 of 1981, as amended) or any successor legislation thereto (the “Japanese Banking Act”), and any orders, rules, regulations, ordinances, public ministerial announcements, guidelines and policies thereunder then in effect and applicable at any time as the context may require under this Indenture, including, without limitation, the Public Ministerial Announcement (No. 20 of the FSA Public Ministerial Announcement (kokuji) of 2006, as amended).

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 5.13 to act on behalf of the Trustee to authenticate the Securities.

“Authorized Agent” has the meaning set forth in Section 10.10.

“Bankruptcy Event” means either a Japanese Bankruptcy Event, a Japanese Corporate Reorganization Event, a Japanese Civil Rehabilitation Event, a Special Liquidation Event or a Foreign Event.

“Board” means the Board of Directors of the Company or any duly authorized committee of such Board or any director(s), executive officer(s) or officer(s), or combination thereof, of the Company to whom such Board of Directors or duly authorized committee thereof or duly delegated director or executive officer of the Company has duly delegated its authority.

“Board Resolution” means one or more resolutions or determinations to have been duly adopted or consented to by the Board and to be in full force and effect.

“breach” has the meaning set forth in Section 4.04.

“Business Day” means, with respect to any Security, a day that (i) in the city of the Corporate Trust Office of the Trustee, and in The City of New York, Tokyo or any city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security and in any other city specified in an indenture supplemental hereto or in the form of such Security, or (ii) in any city specified in an indenture supplemental hereto or in the form of such Security, is not a day on which banking institutions are authorized by law or regulation to close.

“Cancellation of Interest Payments Notice” has the meaning set forth in Section 3.17.

“Capital Ratio Event” has the meaning set forth in Section 14.01.

“Clearing Organization” means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Clearing Organization by the Company pursuant to Section 2.03 until a successor Clearing Organization shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Clearing Organization” shall mean or include each Person who is then a Clearing Organization hereunder, and if at any time there is more than one such Person, “Clearing Organization” as used with respect to the Securities of any such series shall mean the Clearing Organization with respect to the Registered Global Securities of that series.

“Commission” means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

“Company” means Mizuho Financial Group, Inc., a joint stock company (kabushiki kaisha) organized under the laws of Japan, as identified as “Company” in the first paragraph hereof, and, subject to Article 8, its successors and assigns.

“Condition for Liquidation Payment” has the meaning set forth in Section 12.02.

“Consolidated Common Equity Tier 1 Capital Ratio” means, as of any date, the Common Equity Tier 1 risk-weighted capital ratio on a consolidated basis, as calculated in accordance with the applicable standards set forth in the Applicable Banking Regulations, and shall also include any successor or substitute term applicable pursuant to the Applicable Banking Regulations, as of such date.

“Corporate Trust Office” means the office of the Trustee at which the corporate trust business of the Trustee in the United States shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 240 Greenwich Street, New York, NY 10286, USA, Attention: Global Corporate Trust – Mizuho Financial Group, Inc., or such other address as is referenced in Section 10.04 herein; or as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Current Principal Amount” means at any time:

(a) with respect to any series of Securities, the then outstanding principal amount of such series of Securities, being the principal amount of such series of Securities at issuance, as such amount may be reduced on one or more occasions pursuant to a Going Concern Write-Down and/or reinstated on one or more occasions following a Write-Up, as the case may be, in accordance with the terms of such series of Securities and this Indenture; or

(b) with respect to any Going Concern Loss Absorbing Instruments, the then outstanding principal amount of such Going Concern Loss Absorbing Instruments, as calculated in accordance with their terms and conditions, including the application of write-down or write-up provisions, if any.

“Depositary” has the meaning set forth in Section 2.07(a).

“Designated Financial Institution” has the meaning set forth in Section 3.05.

“Designee” has the meaning set forth in Section 2.14.

“Discharge and Cancellation Date” has the meaning set forth in Section 13.01.

“Dollar”, “$” or “U.S. dollar” means the coin or currency of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

“DTC” means The Depository Trust Company, its nominees, and their respective successors.

“DTC Procedures” has the meaning set forth in Section 2.12(a).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“FATCA” has the meaning set forth in Section 3.05.

“Foreign Event” means the Company becoming subject to bankruptcy, corporate reorganization, rehabilitation proceedings, special liquidation or other equivalent proceedings pursuant to any applicable law of any jurisdiction other than Japan.

“FSA” means the Financial Services Agency of Japan or any successor or similar authority.

“Going Concern Discharge Date” has the meaning set forth in Section 14.01.

“Going Concern Loss Absorbing Instrument” means, with respect to a series of the Securities, at any time, (i) Additional Tier 1 Liabilities and (ii) any instruments qualifying as the Company’s Additional Tier 1 Capital (other than such series of Securities and any Additional Tier 1 Liabilities) that shall become subject to the Write-Down or Conversion upon the occurrence of a Capital Ratio Event (including any such instruments issued or created by the Company through any Special Purpose Company) under the applicable standards set forth in the Applicable Banking Regulations.

“Going Concern Write-Down” has the meaning set forth in Section 14.03.

“Going Concern Write-Down Amount” has the meaning set forth in Section 14.01.

“Going Concern Write-Down Notice” has the meaning set forth in Section 14.02.

“Holder,” “holder of Securities,” “Securityholder” or other similar terms means the holder of any Security.

“Incorporated Provision” has the meaning set forth in Section 10.06.

“Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

“Interest Payable Amount” has the meaning set forth in Section 3.12.

“Interest Payable Amount Limitation” has the meaning set forth in Section 3.12.

“Interest Recipient Information” has the meaning set forth in Section 3.05.

“Japanese Bankruptcy Act” means the Bankruptcy Act of Japan (Act No. 75 of 2004, as amended) or any successor legislation thereto.

“Japanese Bankruptcy Event” means a competent court in Japan having adjudicated the Company to be subject to bankruptcy proceedings pursuant to the provisions of the Japanese Bankruptcy Act.

“Japanese Civil Rehabilitation Act” means the Civil Rehabilitation Act of Japan (Act No. 225 of 1999, as amended) or any successor legislation thereto.

“Japanese Civil Rehabilitation Event” means a competent court in Japan having adjudicated the Company to be subject to civil rehabilitation proceedings pursuant to the provisions of the Japanese Civil Rehabilitation Act.

“Japanese Companies Act” means the Companies Act of Japan (Act No. 86 of 2005, as amended) or any successor legislation thereto.

“Japanese Corporate Reorganization Act” means the Corporate Reorganization Act of Japan (Act No. 154 of 2002, as amended) or any successor legislation thereto.

“Japanese Corporate Reorganization Event” means a competent court in Japan having adjudicated the Company to be subject to corporate reorganization proceedings pursuant to the provisions of the Japanese Corporate Reorganization Act.

“Japanese Deposit Insurance Act” means the Deposit Insurance Act of Japan (Law No. 34 of 1971, as amended) or any successor legislation thereto.

“Japanese Taxes” has the meaning set forth in Section 3.05.

“Junior Securities” means (i) any liabilities of the Company that rank effectively junior to the Securities in respect of rights of interest payments under the mandatory interest payment cancellation provisions set forth in Section 3.12 (excluding any liabilities owed to any Special Purpose Company), and (ii) any instruments qualifying as the Company’s regulatory capital issued by any Special Purpose Company that rank effectively junior to the Securities in respect of rights of dividend or interest payments under the mandatory interest payment cancellation provisions set forth in Section 3.12.

“Liquidation Event” means the commencement of a liquidation proceeding (seisan) (excluding a special liquidation proceeding (tokubetsu seisan) under the Japanese Companies Act) by or with respect to the Company pursuant to the provisions of the Japanese Companies Act.

“New York Banking Day” means any day, other than a Saturday, Sunday, that is neither a legal holiday in The City of New York nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to close in The City of New York.

“Notice of Breach” has the meaning set forth in Section 4.04.

“Officer’s Certificate” means a certificate signed by any one Responsible Officer of the Company authorized by the Board or a Representative Executive Officer of the Company to execute any such certificate. Each such certificate shall comply with Section 314 of the Trust Indenture Act, if applicable, and include the statements provided for in Section 10.05, if applicable.

“Opinion of Counsel” means an opinion in writing signed by legal counsel who may be counsel to the Company and which opinion shall be reasonably satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act, if applicable, and include the statements provided for in Section 10.05, if and to the extent required thereby.

“Original Principal Amount” means with respect to any series of Securities and any Going Concern Loss Absorbing Instruments, the principal amount of such series of Securities or such Going Concern Loss Absorbing Instruments upon initial issuance or creation.

“Outstanding” means, when used with reference to Securities, subject to the provisions of Section 6.04, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

(a) Securities theretofore cancelled by the Paying Agent or delivered to the Paying Agent for cancellation;

(b) Securities that have been cancelled in connection with a Write-Down and Cancellation pursuant to Section 13.02; and

(c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.09 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Company).

“Parity Securities” means, with respect to a series of the Securities, (i) any liabilities of the Company that are subject to the same terms, or substantially the same terms, in respect of rights of interest payments as the terms of such series of Securities under the mandatory interest payment cancellation provisions set forth in

Section 3.12 (excluding such series of Securities and any liabilities owed to any Special Purpose Company, but including other series of Securities), and (ii) any instruments qualifying as the Company’s regulatory capital issued or created by any Special Purpose Company that are subject to the same terms, or substantially the same terms, in respect of rights of dividends or interest payments as the terms of such series of Securities under the mandatory interest payment cancellation provisions set forth in Section 3.12.

“Participant” has the meaning set forth in Section 3.05.

“Paying Agent” means (i) the paying agent for the Securities appointed pursuant to this Indenture, which initially shall be The Bank of New York Mellon, or (ii) such other paying agent as the Company shall specify to the Trustee as paying agent for the Securities or any series thereof, which expression shall include any successor paying agent.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment” means, when used with respect to the Securities of any particular series, the place or places where the principal of and interest, if any, on the Securities of that series are payable, as contemplated in Section 2.03(j).

“post-Write-Up Period” has the meaning set forth in Section 3.13.

“pre-Write-Up Period” has the meaning set forth in Section 3.13.

“Principal” means, when used with respect to a series of Securities and as the context requires, the Current Principal Amount of such series of Securities at any relevant time and, where such term is used in relation to any payment, the principal if, when and to the extent due and payable under this Indenture and the terms of such series of Securities, and, whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include “and premium, if any.” For the avoidance of doubt, “premium” referred to in the previous sentence means amounts exceeding the face value of a Security payable by the Company to the Holders upon redemption or such other event provided for in a supplemental indenture or in a form of Security.

“record date” has the meaning set forth in Section 2.07(c).

“Register” has the meaning set forth in Section 2.08(a).

“Registered Global Security” means a Security evidencing all or a part of a series of Registered Securities, issued to the Clearing Organization for such series in accordance with Section 2.03 and bearing the legend prescribed by an applicable form of Security or supplemental indenture.

“Registered Security” means any Security registered on the Register.

“Registrar” has the meaning set forth in Section 2.08(a).

“Relevant Date” has the meaning set forth in Section 3.05.

“Responsible Officer” means, when used with respect to the Trustee, any managing director, vice president, trust associate, relationship manager, transaction manager, client service manager, any trust officer or any other officer located at the Specified Corporate Trust Office of the Trustee who customarily performs functions similar to those performed by any persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and in each such case, who shall have direct responsibility for the day to day administration of this Indenture. When used with respect to the Company, “Responsible Officer” means the Chairperson, a Deputy Chairperson, the President, a Deputy President, a Representative Executive Officer, a Senior Managing Executive Officer, a Managing Executive Officer, an Executive Officer, a Senior Corporate Officer, a Corporate Officer, a General Manager, or any other officer or assistant officer of the Company customarily performing functions similar to those performed by the persons who at the time shall be such officers.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Security” or “Securities” has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

“Senior Dividend Preferred Shares” means any preferred shares of the Company ranking most senior in respect of payment as to dividends.

“Senior Indebtedness” means, unless otherwise specified in an applicable form of Security or supplemental indenture, all liabilities of the Company (including liabilities under dated subordinated obligations and any other subordinated obligations qualifying as the Company’s Tier 2 capital under applicable standards set forth in the Applicable Banking Regulations) other than (i) any liabilities under the Securities of any series (except for liabilities which have become due and payable prior to the occurrence of a Liquidation Event and remain unpaid) and (ii) any liabilities that rank, or are expressed to rank, effectively, pari passu with, or subordinate to, the Company’s liabilities under the Securities of any series in respect of payment as to liquidation distributions.

“Special Liquidation Event” means a special liquidation proceeding (tokubetsu seisan) having been commenced by or with respect to the Company pursuant to the provisions of the Japanese Companies Act.

“Special Purpose Company” means any consolidated subsidiary of the Company incorporated solely for the purposes of issuing or creating instruments qualifying as the Company’s regulatory capital.

“Special Taxation Measures Act” has the meaning set forth in Section 3.05(a).

“Specially-Related Person of the Company” has the meaning set forth in Section 3.05(a).

“Specified Corporate Trust Office” means The Bank of New York Mellon, Singapore Branch located at One Temasek Avenue, #02-01 Millenia Tower, Singapore 039192, attention: Global Corporate Trust – Mizuho Financial Group, Inc., facsimile: +65 6883 0338, email: ctsgclientservice@bnymellon.com.

“Suspension Period” means the period commencing on the New York Banking Day immediately following the date on which the relevant Write-Down and Cancellation Notice or the relevant Going Concern Write-Down Notice is received by DTC (except that such period may commence on the second (2nd) New York Banking Day immediately following the day on which the Write-Down and Cancellation Notice or the relevant Going Concern Write-Down Notice is received by DTC, if DTC so determines in its discretion in accordance with its rules and procedures) and ending, (i) in case of the occurrence of a Viability Event, on the Discharge and Cancellation Date, (ii) in case of the occurrence of a Bankruptcy Event, on the date on which DTC writes down the full principal amount of the Securities to zero and cancels the Securities pursuant to its rules and procedures, or (iii) in the case of the receipt of a Going Concern Write-Down Notice by DTC setting forth that the Current Principal Amount of any series of the Securities will be reduced to one cent per $1,000 in Original Principal Amount, in accordance with any further instruction given by the Company relating to any subsequent interest period during which a Write-Up Event occurs, as the case may be.

“Tax Documentation” has the meaning set forth in Section 2.12.

“Total Going Concern Write-Down Amount” has the meaning set forth in Section 14.01.

“Total Write-Up Amount” has the meaning set forth in Section 14.04.

“Transfer Agent” means (i) the transfer agent for the Securities appointed pursuant to this Indenture, which initially shall be The Bank of New York Mellon, or (ii) such other transfer agent as the Company shall specify to the Trustee as transfer agent for the Securities or any series thereof, which expression shall include any successor transfer agent.

“Trust Indenture Act” means, except as otherwise provided in Article 7, the United States Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed; provided, however, that in the event that the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

“Trustee” means the Person identified as “Trustee” in the first paragraph hereof and, subject to the provisions of Article 5, shall also include any successor trustee.

“Viability Event” has the meaning set forth in Section 13.01.

“Write-Down and Cancellation” has the meaning set forth in Section 13.03.

“Write-Down and Cancellation Notice” has the meaning set forth in Section 13.02.

“Write-Down or Conversion” means, with respect to any Going Concern Loss Absorbing Instruments, the write-down or, if applicable, conversion to common shares of all or part of the Current Principal Amount outstanding of such Going Concern Loss Absorbing Instruments (including an acquisition by a holder of such Going Concern Loss Absorbing Instruments of shares of common stock in exchange for all or part of such Going Concern Loss Absorbing Instruments pursuant to the Japanese Companies Act).

“Write-Up” has the meaning set forth in Section 14.05.

“Write-Up Amount” has the meaning set forth in Section 14.04.

“Write-Up Date” has the meaning set forth in Section 14.04.

“Write-Up Event” has the meaning set forth in Section 14.04.

“Write-Up Instrument” has the meaning set forth in Section 14.04.

“Write-Up Notice” has the meaning set forth in Section 14.04.

“Written Application for Tax Exemption” has the meaning set forth in Section 3.05.

ARTICLE 2

SECURITIES

Section 2.01. Forms Generally. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a Board Resolution and set forth in an Officer’s Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officer or officers executing such Securities, as evidenced by his or their execution of the Securities.

The definitive Securities shall be printed or lithographed on security printed paper or may be produced in any other manner, all as determined by the officer or officers executing such Securities, as evidenced by his or their execution of such Securities.

Section 2.02. Form of Trustee’s Certification of Authentication. Subject to the provisions of Section 5.13, the Trustee’s certificate of authentication on all Securities shall be in substantially the following form:

Certificate of Authentication:

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date:

The Bank of New York Mellon as Trustee

By:
Name:
Title:

Section 2.03. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series, and unless provided for otherwise in the form of Security or in an indenture supplemental hereto, each such series shall constitute direct and unsecured obligations of the Company which are conditional and subordinated to Senior Indebtedness as set forth in Article 12. Claims in respect of each series of the Securities shall at all times rank equally and pari passu and without any preference among themselves and at least equally and ratably with all other present and future unsecured, undated, conditional and subordinated obligations of the Company (including obligations in respect of undated subordinated guarantees provided by the Company) and in priority to the rights and claims of holders of all classes of equity (including holders of preference shares (if any)) of the Company, subject to the Write-Down and Cancellation and Going Concern Write-Down provisions under Articles 13 and 14.

The Securities shall be perpetual obligations of the Company in respect of which there is no fixed maturity or mandatory redemption date.

There shall be established in or pursuant to a Board Resolution (which Board Resolution may provide general authorization for such action and may provide that the specific terms of such action may be determined by officers of the Company authorized thereby) and set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(a) the issue date of the Securities;

(b) the title and type of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(c) the ranking of the Securities, if different from the terms and provisions set forth herein;

(d) the initial aggregate principal amount of the Securities and any limits upon the total aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, Section 2.09, Section 2.11, Section 4.03 or Section 11.04);

(e) the denominations in which Securities of the series shall be issuable, if different from the terms and provisions set forth herein;

(f) if other than Dollars, the coin or currency in which the Securities of the series are denominated;

(g) the date or dates, if any and to the extent applicable, on which the principal of the Securities of the series is payable;

(h) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates (in the case of Registered Securities) for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

(i) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to a formula or an index, including, but not limited to, an index that is based on a coin or currency other than that in which the Securities of the series are denominated, or with reference to any currencies, securities or baskets of securities, commodities or indices, the manner in which such amounts shall be determined, to the extent permitted under applicable regulatory capital or other requirements of the FSA, or other applicable regulatory authority;

(j) the manner in which, and the place or places where, if applicable, the principal of and any interest on the Securities of the series shall be payable (subject to the provisions of Section 3.02);

(k) the right or requirement, if any, to extend the interest payment periods or defer or cancel the payment of interest and the duration and effect of that extension, deferral or cancellation, in the case of interest cancellation right or requirement, if different from the terms and provisions set forth herein;

(l) if applicable, any modification or elimination of any breaches or acceleration rights, or covenants with respect to the Securities of the series, the nature and extent of the subordinated ranking of, and the other subordination provisions applicable to, the Securities of the series, and any terms required by or advisable under applicable laws or regulations or rating agency criteria, including laws and regulations relating to attributes required for the Securities to qualify as capital or certain liabilities for regulatory, rating or other purposes;

(m) any conversion or exchange features of the Securities;

(n) whether and under what circumstances the Company will pay Additional Amounts on the Securities of the series for any tax, assessment or governmental charge withheld or deducted and, if so, whether it will have the option to redeem those Securities rather than pay the Additional Amounts, in each case, if other than as provided herein;

(o) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(p) the terms of the contractual subordination, write-down and cancellation, going concern write-down, write-up of principal provisions of the Securities of the series and any other provisions relevant to any of the same, if different from the terms and provisions set forth herein;

(q) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be provable in liquidation or similar proceedings pursuant to Section 4.02;

(r) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

(s) if the principal of or interest on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

(t) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) and any restrictions applicable to the offer, sale, transfer, exchange or delivery of Registered Securities or the payment of interest thereon;

(u) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

(v) any restrictions applicable to the offer, sale or delivery of the Securities;

(w) any provisions for the discharge of the Company’s obligations relating to the Securities, if different from the provisions set forth herein;

(x) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

(y) whether the series of Securities may be reopened in a manner consistent with the terms of this Indenture, without the consent of the Holders of the Securities of the series, for increases in the aggregate principal amount of the series or for the establishment of additional terms with respect to the Securities of the series;

(z) whether the Securities of the series shall be excluded from participation with the Securities of other series or otherwise differentiated from the Securities of other series in relation to any matter in respect of which the Securities generally or Securities of more than one series are contemplated by this Indenture to act together or otherwise be treated or affected collectively;

(aa) any write-down, write-up, bail-in or other provisions applicable to a particular series of Securities required by, relating to or in connection with, applicable regulatory capital or other requirements of the FSA or other applicable regulatory authority; and

(bb) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series shall be identical except as to denomination, issue date, issue price and, if applicable, the date from which interest shall accrue and the date on which interest shall be first paid, if and to the extent due, except as may otherwise be provided in or pursuant to a Board Resolution and set forth in an Officer’s Certificate or in an indenture supplemental hereto, as referenced above. Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series without the consent of any Holder.

Section 2.04. Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by any one Responsible Officer of the Company authorized by the Board or a Representative Executive Officer of the Company to execute any such order, without any further action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon:

(a) a copy of any Board Resolution relating to such series certified by a Responsible Officer of the Company;

(b) an executed supplemental indenture, if any;

(c) an Officer’s Certificate setting forth the form and terms of the Securities as required pursuant to Section 2.01 and Section 2.03 and prepared in accordance with Section 10.05; and

(d) an Opinion of Counsel, prepared in accordance with Section 10.05, to the effect that

(i) the form or forms and terms of such Securities have been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 2.01 and Section 2.03 in conformity with the provisions of this Indenture;

(ii) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company;

(iii) all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with; and

(iv) covers such other matters as the Trustee may reasonably request, including enforceability, execution, delivery and validity of the Indenture and the Securities.

The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company, or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

Section 2.05. Execution of Securities. The Securities shall be signed on behalf of the Company by one (or, if so specified in the indenture supplemental hereto or Board Resolution establishing the terms thereof, more than one) Responsible Officer of the Company, which Securities may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be a Responsible Officer of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

Section 2.06. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

Section 2.07. Form, Denomination and Date of Securities; Payments of Interest.

(a) The Securities shall be issued as Registered Global Securities and in denominations as shall be specified as contemplated by Section 2.03. The Securities of any series shall be denominated in minimum principal amounts of $200,000 and in integral multiples of $1,000 in excess thereof, or such other denominations, integral multiples and currencies as the Company may designate in a form of Security or an indenture supplemental hereto or Board Resolution establishing the terms thereof, in an aggregate principal amount that shall equal the aggregate principal amount of the Securities that are to be issued. The Securities shall be issuable as Registered Securities without coupons. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the Responsible Officer of the Company executing the same may determine, as evidenced by such Responsible Officer’s execution of such Securities.

Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of the Depositary or any securities market in which the Securities are admitted to trading, or to conform to general usage, or as the Company may determine appropriate to provide notice of any provision of Japanese law or regulation relating to taxation.

Each Registered Global Security shall be delivered by the Trustee to and deposited with the Depositary or, pursuant to the Depositary’s instructions, shall be delivered by the Trustee on behalf of the Depositary to and deposited with the Depositary’s custodian, and in either case shall be registered in such name as the Depositary shall specify. Registered Global Securities may be deposited with such other Depositary that is a clearing agency registered under the Exchange Act as the Company may from time to time designate in writing to the Trustee, and shall bear such legend as may be appropriate. For purpose of Section 2.07(a), “Depositary” means, with respect to the Registered Global Securities, DTC or such other Person as shall be designated as Depositary by the Company pursuant to the foregoing sentence.

(b) Each Security shall be dated the date of its authentication and shall bear interest, if any, from the date, and shall be payable, if and to the extent due, on the dates, specified on the reverse of the applicable form of Security, which shall be specified as contemplated by Section 2.03.

(c) The Person in whose name any Registered Security of any series is registered on any record date applicable to the series with respect to any interest payment date for the series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to such record date and prior to such interest payment date, except if and to the extent the Company does not pay the interest due on such interest payment date for such series (and to the extent such interest is not otherwise cancelled pursuant to any provision herein), in which case such unpaid interest shall be paid to the Persons in whose names Outstanding Securities for the series are registered on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such previously unpaid interest) established by notice given by mail by or on behalf of the Company to the holders of Securities of the series not less than 15 days preceding such subsequent record date. The term “record date” as used with respect to any interest payment date (except a date for payment of previously unpaid interest) shall have the meaning set forth in the applicable form of reverse of the Securities of any particular series, or, if no such date is so specified, shall be the day five Business Days immediately preceding the applicable interest payment date.

Section 2.08. Registration, Transfer and Exchange of Securities.

(a) The Bank of New York Mellon, acting as the Company’s agent for such purposes (the “Registrar”, which expression shall include any successor registrar), will keep books for the registration, transfer and exchange of the Securities at the Specified Corporate Trust Office of the Registrar. The Registrar shall also act as the Transfer Agent with respect to the transfer or exchange of the Securities or a beneficial interest in the Securities. The Bank of New York Mellon is hereby appointed by the Company, and accepts such appointment, as initial Registrar and initial Transfer Agent. The Registrar will keep a record of all Securities (the “Register”) at said office. The Register will show the amount of the Securities, the date of issue, all subsequent transfers and changes of ownership in respect thereof and the names, tax identifying numbers (if relevant to a specific holder), addresses of the registered holders of the Securities and any payment instructions with respect thereto (if different from a holder’s registered address). The Registrar will also maintain a record which will include notations as to whether the Securities have been paid, fully or partially written down, written up or cancelled, and, in the case of mutilated, destroyed, stolen or lost Securities, whether such Securities have been replaced. In the case of the replacement of any of the Securities, such records will include notations of each Security so replaced, and the Security issued in replacement thereof. In the case of full or partial write-down, write-up or the cancellation of any of the Securities, such records will include notations of each Security so fully or partially written down, written up or cancelled and the date on which such Security was fully or partially written down, written up or cancelled. The Registrar shall upon prior written request make the Register and such records available during normal office hours to the Company, or any Person authorized by the Company in writing, for inspection and for the taking of copies thereof or extracts therefrom, and, at the expense of the Company, the Registrar shall deliver to such Persons all lists of Securityholders, their addresses and amounts of such holdings as they may request.

The respective principal amounts of each Registered Global Security may be increased or decreased by endorsement on the Register by the Registrar of appropriate notations evidencing the dates and amounts of such increases and decreases in connection with transactions contemplated or permitted hereby.

The Register and the records referred to above shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.

(b) Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name or names of the transferee or transferees, a new Security or Securities of the same series in authorized denominations for a like aggregate principal amount.

Any Security or Securities of any series may be exchanged for a new Security or Securities of the same series in other authorized denominations, in an equal aggregate principal amount. Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Company for the purpose as provided in Section 3.02, and the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the new Security or Securities of the same series which the Holder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

All Securities presented for registration of transfer, exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

The Company shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of a notice of redemption of the Securities of such series to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

(c) Transfer, registration and exchange shall be permitted as provided in this Section 2.08 without any charge to the Securityholder except for the expenses of delivery (if any) not made by regular mail (such delivery to be at the sole risk and expense of the transferee or holder, as applicable) and except, if the Company or the Registrar shall so require, the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto. Registration of the transfer of a Security by the Registrar shall be deemed to be the sole acknowledgment of such transfer on behalf of the Company.

Section 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, upon the request of the Trustee, the Paying Agent or the registered Holder thereof, the Company in its discretion may execute, and, upon the written request of any officer of the Company, the Trustee shall authenticate and deliver a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement the applicant shall surrender the Security to the Trustee or such agent.

Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security which has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and the Trustee and any agent of the Company or the Trustee such security and/or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

Every substitute Security of any series issued pursuant to the provisions of this Section, by virtue of the fact that any such Security is destroyed, lost or stolen, shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.10. Cancellation of Securities. All Securities surrendered for payment, redemption, registration of transfer or exchange, or, to the extent required, following a Write-Down and Cancellation, if surrendered to the Company, any agent of the Company or the Paying Agent, shall be delivered to the Paying Agent for cancellation or, if surrendered to the Paying Agent, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Paying Agent shall dispose of cancelled Securities held by it in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition and, upon receipt of a written request from the Company, deliver a certificate of disposition to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Paying Agent for cancellation. Upon any Write-Down and Cancellation Notice being given to the Paying Agent, the Paying Agent shall effect such cancellation.

Section 2.11. Temporary Securities. Pending the preparation of definitive Securities for any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the

Company with the reasonable concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute definitive Securities of such series, and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for that purpose pursuant to Section 3.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.03.

Section 2.12. Japanese Withholding Tax.

(a) In compliance with Japanese tax laws and the practices of tax authorities in Japan, in respect of any interest payment on a series of Securities issued in global or book-entry form pursuant to this Indenture or any supplemental indenture hereto, any Paying Agent shall act in accordance with the “Working Draft of Operating Manual on Japanese Withholding Tax on Certain International Issues Held Through DTC” (as amended) as published by notice of The Depository Trust Company (the “DTC Procedures”), if DTC is acting as Clearing Organization with respect to such series or with respect to depositary interests representing the Securities of such series, or in accordance with such other similar procedures as may be established by another Clearing Organization. Except as otherwise provided in this Indenture, any such Paying Agent shall be responsible only for performing such services as are specifically provided for in the DTC Procedures or such other procedures actually known by the Paying Agent, as applicable and as may be amended or modified and communicated to the Paying Agent from time to time. Any such Paying Agent and the Company may rely on the information provided in the Written Application for Tax Exemption (as defined below) and other documentation in the absence of actual knowledge to the contrary. If any interest payment on a series of Securities is due to be made hereunder and if and so long as payments of interest (if any) by the Company to any Paying Agent may be made without deduction or withholding for or on account of Japanese tax only upon receipt of certifications, the Written Application for Tax Exemption, notifications or other documentation in compliance with Japanese tax law requirements (“Tax Documentation”), the relevant Paying Agent at the direction of the Company shall (i) collect the required Tax Documentation from the Clearing Organization (or Holders of the Securities, if definitive Securities representing such series of Securities have been issued); (ii) provide any required confirmations of information available to it; and (iii) promptly deliver such Tax Documentation so received to the Company for filing with the relevant Japanese district tax office. Any such Paying Agent may rely on the information provided in Tax Documentation (including where relevant, supporting documentation) in the absence of actual knowledge that such information is incorrect. Neither the Company nor the Paying Agent shall have any liability for any withholding of tax arising as a result of a late delivery of the required Tax Documentation or incorrectly completed Tax Documentation.

(b) If a Holder of the Securities or the holder of a beneficial interest in the Securities satisfies the requirements for claiming an exemption from Japanese withholding tax only on or after the day immediately preceding the relevant interest payment date, the Company or the Paying Agent acting at the direction of the Company shall have no obligation to treat such Holder or holder of beneficial interest as being eligible for exemption from Japanese withholding tax or to repay any amount withheld to the Holder or holder of beneficial interest.

(c) The Paying Agent shall furnish forms of certifications to Holders upon request only if the Securities are in certificated or definitive form, subject to receiving such forms of certifications from the Company, and shall use reasonable efforts to assist Holders in claiming available exemptions, but shall not be liable for a Holder’s failure to qualify for such an exemption. Based on the Tax Documentation received, the Paying Agent will make the appropriate calculations of interest payable after making the relevant deductions in accordance with this Section. The Paying Agent will remit all amounts of tax withheld under this Section to or to the written order of the Company as soon as reasonably practicable in order to enable the Company to make the necessary payments to the relevant tax office in accordance with applicable laws and regulations. The Paying Agent shall retain copies of Tax Documentation for a period of five years as calculated under Japanese tax law and shall make such documentation available for inspection by the Company and any relevant tax authorities in Japan upon written request given in reasonable notice from the Company.

Section 2.13. CUSIP, ISIN Numbers and Common Codes. The Company, in issuing the Securities of any series, may use CUSIP, ISIN numbers and/or Common Codes, if then generally in use, and, if so, the Trustee shall use CUSIP, ISIN numbers and/or Common Codes in notices provided hereunder as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any notified event or action shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP, ISIN numbers or Common Codes.

Section 2.14. Final and Conclusive Determination. All determinations, elections and calculations that the Company may make under the interest cancellation provisions, the Going Concern Write-Down provisions, the Write-Down and Cancellation provisions, the Write-Up provisions and the subordination provisions set forth herein, whether made by the Company or a designee, which may be the Company’s affiliate, as selected and separately appointed by the Company as designee for the Securities of a series (the “Designee”), in the absence of manifest error, will be final and conclusive for all purposes and binding on the Company, the Trustee, the Paying Agent and the Holders and beneficial owners of the Securities. If made by the Designee, all such determinations, elections and calculations will be made after consulting with the Company, and the Designee will not make any such determination, election or calculation to which the Company objects.

ARTICLE 3

COVENANTS OF THE COMPANY

Section 3.01. Payment of Principal and Interest. The Company covenants and agrees for the benefit of each series of Securities (subject to the interest cancellation provisions set forth in this Article 3, the Write-Down and Cancellation and Going Concern Write-Down provisions set forth in this Indenture or other similar provisions that may be established pursuant to Section 2.03) that it will duly and punctually pay or cause to be paid, if and to the extent due, the principal of, and interest on, each of the Securities of such series (together with any Additional Amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities. Subject to any other provisions that may be established pursuant to Section 2.03, the interest on Securities (together with any Additional Amounts payable pursuant to the terms of such Securities) shall be payable, if and to the extent due, only to or upon the written order of the Holders thereof and, at the option of the Company, may be paid by wire transfer. The Trustee and the Paying Agent shall not be responsible in any manner whatsoever to pay any administrative costs imposed by banks in connection with the making of any payments by wire transfer. Neither the Trustee nor any Paying Agent shall have any obligation to advance its own funds, and all payments on the Securities shall be made from immediately available funds deposited by the Company no later than 10:00 a.m. New York time on the relevant payment date.

The interest, if any, due in respect of any temporary or definitive Security, together with any Additional Amounts payable in respect thereof, as provided in the terms and conditions of such Security, shall be payable, subject to the conditions set forth in Section 3.05, only upon presentation of such Security to the Trustee thereof for notation thereon of the payment of such interest. Except as provided in Section 3.05, no Additional Amounts will be payable as a result of the withholding or deduction of any taxes or duties of whatever nature imposed or levied as a result of any laws or regulations. Any amount withheld from payments on the Securities will be treated as paid to the Holders thereof.

Section 3.02. Offices for Payments, etc. So long as any of the Securities of any series remains Outstanding, the Company will maintain in each Place of Payment the following for the series: an office or agency (a) where the Securities of the series may be presented or surrendered for payment, (b) where Registered Securities of the series may be presented or surrendered for registration of transfer and for exchange as provided in this Indenture and (c) where notices and demands to or upon the Company in respect of the Securities of the series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Unless otherwise specified in accordance with Section 2.03, the Company hereby initially designates the Corporate Trust Office as the office to be maintained by it for each such purpose in relation to Registered Securities. In case the Company shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations, surrenders and demands may be made and notices may be served at the Corporate Trust Office.

The Company may from time to time designate one or more offices or agencies (in addition to or in lieu of the office or agency established pursuant to the preceding paragraph) where the Securities of a series may be presented or surrendered for payment and where Registered Securities of that series may be presented or surrendered for registration of transfer or for exchange as provided in this Indenture, and the Company may from time to time rescind any such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain the agencies provided for in this Section. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

Section 3.03. Appointment to Fill a Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.09, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

Section 3.04. Paying Agents. The Bank of New York Mellon is hereby appointed by the Company, and accepts such appointment, as initial Paying Agent. The initial Paying Agent hereby agrees, and whenever the Company shall appoint a Paying Agent other than the Trustee, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

(a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series or of the Trustee, and that it will pay the principal of, and interest on, each series of the Securities as provided in this Indenture,

(b) that (unless such Paying Agent is the same bank as the Trustee) it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

(c) that (unless such Paying Agent is the same bank as the Trustee) it will pay any such sums so held in trust by it to the Trustee upon the Trustee’s written request at any time during the continuance of the failure referred to in Section 3.04(b) above.

The Company will, no later than 10:00 a.m. New York time on each due date of the principal of or interest on the Securities of such series, deposit or cause to be deposited with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

If the Company shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Company or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 9.03 and Section 9.04.

Section 3.05. Additional Amounts. All payments of principal and interest in respect of the Securities by the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments, levies or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any political subdivision of, or any authority in, or of, Japan having power to tax (“Japanese Taxes”), unless such withholding or deduction is required by law. In that event, the Company shall pay to the Holder of each Security such additional amounts (all such amounts being referred to herein as “Additional Amounts”) as may be necessary so that the net amounts received by it after such withholding or deduction shall equal the respective amounts which would have been receivable in respect of such Security in the absence of such withholding or deduction, provided that, no such Additional Amounts shall be payable in relation to any such withholding or deduction in respect of any payment on the Securities:

(a) to or on behalf of a Securityholder or beneficial owner of a Security who is an individual non-resident of Japan or a non-Japanese corporation and is liable for such Japanese Taxes in respect of such Security by reason of its (1) having some connection with Japan other than the mere holding of such Security, or (2) being a person having a special relationship with the Company as described in Article 6, paragraph 4 of the Act on Special Measures Concerning Taxation of Japan (Act No. 26 of 1957, as amended) (the “Special Taxation Measures Act” and, each such person, a “Specially-Related Person of the Company”);

(b) to or on behalf of a Securityholder or beneficial owner of a Security (A) who would be exempt from any such withholding or deduction but who fails to comply with any applicable requirement to provide certification, information, documents or other evidence concerning its nationality, residence, identity or connection with Japan, including any requirement to provide Interest Recipient Information (as defined below) or to submit a Written Application for Tax Exemption (as defined below) to the Company or a Paying Agent, as appropriate, or (B) whose Interest Recipient Information is not duly communicated through the Participant (as defined below) and the relevant Clearing Organization to a Paying Agent;

(c) to or on behalf of a Securityholder or beneficial owner of a Security who is for Japanese tax purposes treated as an individual resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined below) who complies with the requirement to provide Interest Recipient Information or to submit a Written Application for Tax Exemption and (B) an individual resident of Japan or a Japanese corporation who duly notifies (directly or through the Participant or otherwise) a Paying Agent of its status as not being subject to Japanese Taxes to be withheld or deducted by the Company, by reason of such individual resident of Japan or Japanese corporation receiving interest on the relevant Security through a payment handling agent in Japan appointed by it);

(d) to or on behalf of a Securityholder or beneficial owner of a Security who presents a Security for payment (where presentation is required) more than 30 days after the Relevant Date (as defined below), except to the extent that such Securityholder or beneficial owner of a Security would have been entitled to such Additional Amounts on presenting the same for payment on any date during such 30-day period;

(e) to or on behalf of a Securityholder who is a fiduciary or partnership or is not the sole beneficial owner of the payment of the principal of, or any interest on, any Security, and Japanese law requires the payment to be included for tax purposes in the income of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, in each case, who would not have been entitled to such Additional Amounts had it been the holder of such Security; or

(f) in any case that is any combination of any of the items above.

As used herein, the “Relevant Date” means the date on which any payment in respect of a Security first becomes due, except that, if the full amount of the moneys payable has not been duly received by the Paying Agent on or prior to such due date, it means the date on which, the full amount of such moneys having been so received, notice to that effect is duly given to the Securityholders in accordance with this Indenture.

Where a Security is held through a participant of a Clearing Organization or a financial intermediary (each, a “Participant”), in order to receive payments free of withholding or deduction by the Company for, or on account of, Japanese Taxes, if the relevant beneficial owner of a Security is (1) an individual non-resident of Japan or a non-Japanese corporation that in either case is not a Specially-Related Person of the Company or (2) a Japanese financial institution (a “Designated Financial Institution”) falling under certain categories prescribed by Article 6, paragraph 11 of the Special Taxation Measures Act and the cabinet order thereunder (Cabinet Order No. 43 of 1957), as amended (together with the ministerial ordinance and other regulations thereunder, the “Act”), all in accordance with the Act, such beneficial owner of a Security must, at the time of entrusting a Participant with the custody of the relevant Security, provide certain information prescribed by the Act to enable the Participant to establish that such beneficial owner of a Security is exempted from the requirement for Japanese Taxes to be withheld or deducted (the “Interest Recipient Information”), and advise the Participant if such beneficial owner of a Security ceases to be so exempted, including the case where the relevant beneficial owner of the Security who is an individual non-resident of Japan or a non-Japanese corporation becomes a Specially-Related Person of the Company.

Where a Security is not held by a Participant, in order to receive payments free of withholding or deduction by the Company for, or on account of, Japanese Taxes, if the relevant beneficial owner of a Security is (i) an individual non-resident of Japan or a non-Japanese corporation that in either case is not a Specially-Related Person of the Company or (ii) a Designated Financial Institution, all in accordance with the Act, such beneficial owner of a Security must, prior to each date on which it receives interest, submit to the Company or a Paying Agent, as appropriate, a written application for tax exemption (hikazei tekiyo shinkokusho) (a “Written Application for Tax Exemption”) in the form obtainable from the Company or any Paying Agent, as appropriate, stating, among other things, the name and address (and, if applicable, the Japanese individual or corporation ID number) of such beneficial owner of a Security, the title of the Securities, the relevant interest payment date, the amount of interest payable and the fact that such beneficial owner of a Security is qualified to submit the Written Application for Tax Exemption, together with documentary evidence regarding its identity and residence.

The obligation to pay Additional Amounts shall not apply to (i) any estate, inheritance, gift, sales, excise, transfer, personal property or any similar tax, assessment or other governmental charge or (ii) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or interest on the Securities; provided that, except as otherwise set forth in the Securities and this Indenture, the Company shall pay all stamp and other duties, if any, which may be imposed by Japan, the United States or any respective political subdivision or any taxing authority thereof or therein, with respect to this Indenture or as a consequence of the issuance of the Securities.

No Additional Amounts will be payable for or on account of any deduction or withholding imposed pursuant to Sections 1471-1474 of the U.S. Internal Revenue Code of 1986, as amended, the U.S. Treasury regulations thereunder and any other official guidance thereunder (“FATCA”), any intergovernmental agreement entered into with respect to FATCA, or any law, regulation or other official guidance enacted in any jurisdiction implementing, or relating to, FATCA, similar legislation under the laws of any other jurisdiction, or any such intergovernmental agreement.

Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, or interest on, or in respect of, any Security, such mention shall be deemed to include the payment of Additional Amounts provided for in this Section 3.05, to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 3.05, and express mention of the payment of

Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in other provisions hereof where such express mention is not made.

Section 3.06. Certificate of the Company. So long as any Securities are Outstanding under this Indenture, the Company will furnish to the Trustee within 120 days of the end of the Company’s fiscal year each year (beginning with the year following the first issuance of any Securities pursuant to this Indenture) a brief certificate (which need not comply with Section 10.05) from the Responsible Officer of the Company, as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture) substantially in the form set forth in Exhibit A.

Section 3.07. Securityholders Lists. If and so long as the Trustee shall not be the Registrar for the Securities of any series, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of such series pursuant to Section 312 of the Trust Indenture Act (a) not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year, and (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished.

Section 3.08. Statement by Officers as to Breach. The Company shall deliver to the Trustee, reasonably promptly after the Company becomes aware of the occurrence of an event which, with notice or the lapse of time or both, would constitute a breach, an Officer’s Certificate setting forth the details of such event and the action which the Company proposes to take with respect thereto.

Section 3.09. Reports by the Company. The Company covenants to file with the Trustee, within 30 days after the Company files the same with the Commission, copies of any annual reports and of the information, documents and other reports that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act as long as any Securities are Outstanding hereunder. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such reports shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate).

Section 3.10. Agreement to Interest Cancellation. Each Holder or beneficial owner of a Security, by its acquisition of such Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that, to the extent and in the manner set forth herein or in the Securities that:

(a) no amount of interest (including Additional Amounts with respect thereto, if any) shall become due and payable in respect of the relevant interest period to the extent that it has been (x) cancelled (in whole or in part) by the Company at its sole discretion (including pursuant to any capital distribution constraints plan submitted by the Company to the FSA under the Applicable Banking Regulations) as a result of optional interest payment cancellation provisions set forth in Section 3.11, and/or (y) required to be cancelled (in whole or in part) as a result of the Interest Payable Amount Limitation pursuant to the mandatory interest payment cancellation provisions set forth in Section 3.12;

(b) a cancellation of interest (including Additional Amounts with respect thereto, if any) (in each case, in whole or in part) in accordance with the terms of the Securities or this Indenture shall not constitute a default or breach in payment or otherwise under the terms of the Securities or this Indenture, as applicable;

(c) interest (including Additional Amounts with respect thereto, if any) will only be due and payable on an interest payment date to the extent it is not cancelled in accordance with the provisions set forth in Section 3.11 and Section 3.12;

(d) any interest (including Additional Amounts with respect thereto, if any) cancelled (in each case, in whole or in part) in the circumstances provided in Section 3.11 and Section 3.12 shall not be due and shall not accumulate or be payable at any time thereafter, and Holders or beneficial owner of the Securities shall have no rights thereto or to receive any additional interest or compensation as a result of such cancellation;

(e) except as otherwise described in the Securities or prohibited by applicable law or regulations, the Company has the right to use the funds from cancelled payments of interest (including Additional Amounts with respect thereto, if any) without restriction; and

(f) such Holder or beneficial owner shall be deemed to have authorized, directed and requested DTC and any other intermediary and the Trustee and the Agents to take any and all necessary action, if required, to implement an interest payment cancellation of the Securities without any notice or further action or direction on the part of such Holder.

Section 3.11. Optional Cancellation of Interest Payments.

(a) If the Company determines that it is necessary to cancel payment of the interest on any series of Securities at any time and in its sole discretion (including pursuant to any capital distribution constraints plan submitted by the Company to the FSA under the Applicable Banking Regulations), the Company may cancel payment of all or part of the interest accrued on such series of Securities on an interest payment date (including the Additional Amounts with respect thereto, if any). The Company may cancel any payment of all or part of interest pursuant to the foregoing, even if no cancellation of interest is required or the amount so cancelled exceeds the amount the Company is required to cancel due to the Interest Payable Amount Limitation pursuant to the mandatory interest payment cancellation provisions set forth in Section 3.12.

If the Company determines not to make an interest payment (or if the Company determines to make a payment of a portion, but not all, of such interest payment) on any interest payment date, such non-payment will be deemed to be an effective cancellation of such interest payment (or the portion of such interest payment not paid) without any notice or further action being taken or any other condition being satisfied.

(b) (x) If the Company determines to cancel an interest payment on any series of Securities (in whole or in part) in its sole discretion on an interest payment date pursuant to this Section and (y) such determination is made by the Company otherwise than pursuant to applicable laws or orders or administrative actions of the FSA or any other relevant Japanese governmental organizations (including an order of the FSA to submit and carry out a capital distribution constraints plan under the Applicable Banking Regulations), , (i) the Company shall procure that its board of directors shall not resolve, or present its own proposal at a general meeting of shareholders, to make a payment of a cash dividend on the Company’s common shares and other shares (including any Senior Dividend Preferred Shares) to shareholders as of the immediately preceding record date of dividend payment, and (ii) the Company shall procure that the ratio of the amount that the Company cancels in respect of interest or dividends on or in respect of any Additional Tier 1 Liabilities that are due and payable on the same date as such interest payment date to the full amount of such interest or dividends which should have been paid before cancellation on such date be at least equal to the ratio of the amount that the Company cancels in respect of the interest on such series of Securities on such interest payment date to the full amount of such interest on such series of Securities which should have been paid before cancellation on such interest payment date.

For the purposes of the determination of the ratio of the amount that the Company cancels in respect of interest or dividends on or in respect of any Additional Tier 1 Liabilities, interest and dividends on or in respect of any Additional Tier 1 Liabilities shall be deemed to be due and payable on the same date as the applicable interest payment date in relation to the relevant series of Securities, notwithstanding that the applicable interest or dividend payment dates in respect to any Additional Tier 1 Liabilities and the relevant series of Securities are not the same date solely due to the effect of any adjustments resulting from the methods of determining the business days in relation to such Additional Tier 1 Liabilities and the Business Days in relation to such series of Securities.

Section 3.12. Mandatory Cancellation of Interest Payments due to Interest Payable Amount Limitation. In addition to the Company’s ability to cancel interest payments in its sole discretion, as set forth in Section 3.11, interest payments on any series of Securities will be subject to a limitation based on the Interest Payable Amount (such limitation, the “Interest Payable Amount Limitation”) and, as a result, the Company shall be prohibited from paying, and shall cancel, all or part of the interest on such series of Securities on an interest payment date (including the Additional Amounts with respect thereto, if any), if, and to the extent that, the interest payable on such series of Securities on such interest payment date (including the Additional Amounts with respect thereto, if any) exceeds the Interest Payable Amount.

“Interest Payable Amount” means, in respect of any interest payment date with respect to a series of Securities, the product of the Adjusted Distributable Amount on such interest payment date and a ratio, the numerator of which is the aggregate amount of interest (including the Additional Amounts with respect thereto, if any) that should have been paid on such series of Securities on such interest payment date, and the denominator of which is the aggregate amount of interest (including the Additional Amounts with respect thereto, if any) that should have been paid on such of Securities on such interest payment date and dividends or interest (including any amounts with respect thereto substantially similar to the Additional Amounts, if any) that should have been paid in respect of any Parity Securities on the same date as such interest payment date (rounding any amount less than a whole cent down to the nearest whole cent).

“Adjusted Distributable Amount” means, in respect of any date and with respect to a series of Securities, the distributable amounts (bunpai kano gaku) of the Company on such date as calculated in accordance with the Japanese Companies Act after deducting the sum of any dividend or interest (including Additional Amounts with respect thereto, or any amounts with respect thereto substantially similar to the Additional Amounts, as applicable, if any) that has been paid in respect of such series of Securities, any Parity Securities and any Junior Securities from the beginning of the fiscal year of the Company in which such date falls until the date immediately preceding such date.

For the purposes of the calculation of the Interest Payable Amount or the Adjusted Distributable Amount, any dividend or interest (including the Additional Amounts with respect thereto, or any amounts with respect thereto substantially similar to the Additional Amounts, as applicable, if any) shall be deemed to be paid in respect of the relevant series of Securities, any Parity Securities and any Junior Securities on the same date, notwithstanding that the applicable interest or dividend payment dates in respect to such series of Securities, any Parity Securities and any Junior Securities are not the same date solely due to the effect of any adjustments resulting from the methods of determining the Business Days in relation to such series of Securities and the business days in relation to any Parity Securities and any Junior Securities.

For the purposes of the calculation of the Interest Payable Amount or the Adjusted Distributable Amount, the amounts of interest or dividends (including the Additional Amounts with respect thereto, or any amounts with respect thereto substantially similar to the Additional Amounts, as applicable, if any) in respect of the relevant series of Securities, any Parity Securities and any Junior Securities that are not denominated in Japanese yen shall be calculated in Japanese yen in a manner that the Company deems appropriate, and the Interest Payable Amount and the amount of interest (including the Additional Amounts with respect thereto, if any) on such series of Securities that is required to be cancelled on the relevant interest payment date shall be initially calculated in Japanese yen and converted into U.S. dollars or any other currency in which such series of Securities are denominated in a manner that the Company deems appropriate. The Trustee and the Paying Agent shall not be required to calculate or verify any amount or monitor the compliance by the Company of its obligations under Article 3.

Section 3.13. Calculating Interest Payments upon the Occurrence of a Capital Ratio Event or Write-Up of the Securities.

(a) Except in the circumstances where a Write-Up Date occurs during an interest period as set forth in the following paragraph (b), if one or more Capital Ratio Events occur during an interest period, a series of

Securities shall, for the entirety of such interest period, bear interest based on the Current Principal Amount of such series of Securities (after giving effect to the Going Concern Write-Downs, as if the Going Concern Write-Downs resulting from such Capital Ratio Events had occurred on the first day of such interest period) on the immediately following interest payment date.

(b) If a Write-Up Date occurs during an interest period, a series of Securities shall bear interest for such interest period as follows:

(i) for the portion of the interest period beginning on, and including, the first day of such interest period and ending on, but excluding, the relevant Write-Up Date (the “pre-Write-Up Period”), such series of Securities shall bear interest based on the Current Principal Amount of such series of Securities on the date immediately preceding the Write-Up Date, without giving effect to the Write-Up; and

(ii) for the portion of the interest period beginning on, and including, the Write-Up Date and ending on, but excluding, the immediately following interest payment date (the “post-Write-Up Period”), such series of Securities shall bear interest on the Current Principal Amount of such series of Securities on the immediately following interest payment date, after giving effect to the Write-Up; provided, however, that if one or more Capital Ratio Events occurs during the post-Write-Up Period, then for the post-Write-Up Period, such series of Securities shall bear interest based on the Current Principal Amount of such series of Securities (after giving effect to the Going Concern Write-Downs as if the Going Concern Write-Downs resulting from such Capital Ratio Events had occurred on the first day of the post-Write-Up Period) on the immediately following interest payment date.

Notwithstanding the foregoing, if (x) a Write-Up Date occurs during an interest period, (y) one or more Capital Ratio Events occurs during the post-Write-Up Period, and (z) the Current Principal Amount of a series of Securities (after giving effect to the Going Concern Write-Downs as if the Going Concern Write-Downs resulting from such Capital Ratio Events had occurred on the first day of the post-Write-Up Period) on the immediately following interest payment date is less than the Current Principal Amount of such series of Securities on the date immediately preceding the Write-Up Date, then such series of Securities shall, for the entirety of such interest period, including the pre-Write-Up Period, bear interest based on the Current Principal Amount of such series of Securities (after giving effect to the Going Concern Write-Downs as if the Going Concern Write-Downs resulting from such Capital Ratio Events had occurred on the first day of such interest period) on the immediately following interest payment date.

(c) For subsequent interest periods, such series of Securities shall continue to bear interest based on such Current Principal Amount of such series of Securities on the relevant interest payment date until any subsequent interest period during which one or more Capital Ratio Events or a Write-Up Date occur again in accordance with the terms of such series of Securities.

(d) If, during any interest period, more than one Write-Up occurs, interest for such period shall be calculated by the Company in a manner that the Company deems appropriate based on the general principles used to calculate interest on the relevant series of Securities described in the immediately preceding paragraphs and the Applicable Banking Regulations.

Section 3.14. Cessation of Accrual of Interest. Notwithstanding anything to the contrary contained herein or in the terms of the Securities, no interest shall accrue on the Securities (i) during the period when the Current Principal Amount of the Securities is, or is deemed under Section 3.13 to be, one cent per $1,000 in Original Principal Amount, (ii) after the date fixed for redemption, or (iii) during any period where a Liquidation Event occurs and continues.

Section 3.15. Effect of a Cancellation of Interest Payment. Under this Indenture, interest payments are non-cumulative, and any interest amount (including Additional Amounts with respect thereto, if any), the payment of which is cancelled (in whole or in part) either in the Company’s sole discretion or because such cancellation is mandatory due to the Interest Payable Amount Limitation, will be deemed not to have accrued and will not be due and payable at any time thereafter, and the Company shall be discharged and released from any and all of its obligations to pay such cancelled interest (and Additional Amounts with respect thereto, if any) on the Securities. Non-payment of such cancelled interest (or Additional Amounts with respect thereto, if any) shall not constitute a breach, a default, an event of default or an event of acceleration under the terms of the Securities or this Indenture. Accordingly, Holders of the Securities will not have any claim therefor, whether or not interest is paid in respect of any other period.

Each Holder or beneficial owner of Securities by its acceptance thereof shall thereby agree that if any payment of interest in respect of the Securities all or part of which should have not been paid to such Holder or beneficial owner upon the proper application of the optional or mandatory interest payment cancellation provisions in this Indenture is made to such Holder or beneficial owner, such payment shall be deemed null and void, and such Holder or beneficial owner or the Trustee or paying agent (to the extent it has not paid such amount to any Holder) (as the case may be) shall be obliged to return the amount of the payment immediately to the Company (and, in the case of return from the Holders to the Company, to an account or in any other manner to be advised by the Company by notice to the Holders), and shall also thereby agree that any liabilities of the Company to such Holder or beneficial owner in respect of interest on the Securities which was cancelled under the optional or mandatory interest payment cancellation provisions in this Indenture shall not be set off against any liabilities of such Holder or beneficial owner owed to the Company.

Section 3.16. Subject to Other Provisions. Notwithstanding anything to the contrary contained herein or in the terms of the Securities, any interest payments under the Securities shall be subject to the Going Concern Write-Down provisions set forth in Article 14, the Write-Down and Cancellation provisions set forth in Article 13, the Write-Up provisions set forth in Article 14, the cancellation of interest payment provisions set forth in Article 3, and the subordination provisions set forth in Article 12.

Section 3.17. Notices of Cancellation of Interest Payments. If the Company determines to cancel all or part of a payment of interest on a series of Securities in its sole discretion under Section 3.11, including pursuant to any capital distribution constraints plan submitted by the Company to the FSA under the Applicable Banking Regulations, or if the Company cancels all or part of a payment of interest (including the Additional Amounts with respect thereto, if any) on a series of Securities because such cancellation is required due to the Interest Payable Amount Limitation under Section 3.12, the Company will endeavor to provide a written notice of such cancellation to the Holders of such series of Securities, the Trustee and the Paying Agent in accordance with the terms of the Indenture at least ten Business Days prior to the relevant interest payment date. Such notice shall be substantially in the form attached hereto as Exhibit B (the “Cancellation of Interest Payments Notice”) and include, (i) if the Company determines to cancel all or part of a payment of interest (including the Additional Amounts with respect thereto, if any) on such series of Securities in its sole discretion under Section 3.11, including pursuant to any capital distribution constraints plan submitted by the Company to the FSA under the Applicable Banking Regulations, the aggregate amount of the interest to be cancelled in respect of the entire series of Securities and the aggregate amount of interest to be paid (if any) in respect of the entire series of Securities, or (ii) if the Company cancels all or part of a payment of interest (including the Additional Amounts with respect thereto, if any) on such series of Securities because such cancellation is required due to the Interest Payable Amount Limitation under Section 3.12, the Interest Payable Amount in respect of the entire series of Securities, on the relevant interest payment date. Any failure or delay by the Company to provide such notice will not have any impact on the effectiveness of, or otherwise invalidate, any such cancellation of interest payment, nor give holders of the Securities any rights as a result of such failure.

Section 3.18. Notice to Holders. The Company shall deliver to the Trustee an advance copy of any notice to Holders before it is delivered to Holders (except for Cancellation of Interest Payments Notices, Write-Down and Cancellation Notices, Going Concern Write-Down Notices and Write-Up Notices). Except for a Cancellation of Interest Payments Notice, a Write-Down and Cancellation Notice, a Going Concern Write-Down Notice or a Write-Up Notice substantially in the form attached hereto as Exhibit B, Exhibit C, Exhibit D or Exhibit E, respectively, The Bank of New York Mellon’s name may not be used by the Company in any such notice without express permission of the Trustee.

ARTICLE 4

LIMITED REMEDIES OF THE TRUSTEE AND HOLDERS

Section 4.01. No Events of Default or Rights of Acceleration; Subordination upon Liquidation Event. Non-payment of principal of or interest on any series of the Securities (including Additional Amounts with respect thereto, if any) or breach of any covenant in this Indenture or the Securities or any other event shall not constitute an event of default or an event of acceleration under this Indenture or the Securities or give rise to any right of the Holders or the Trustee to declare the principal of or interest on any series of Securities to be due and payable or accelerate any payment of such principal or interest, and there are no events of default or circumstances in respect of the Securities that entitle the Holders of Securities or the Trustee to require that the Securities become immediately due and payable.

Upon the occurrence and continuation of a Liquidation Event, the rights of the holders of any series of Securities will be subordinated pursuant to the subordination provisions set forth in Article 12 of this Indenture.

Section 4.02. Trustee May File Proof of Claim. Subject to the provisions of subordination, Write-Down and Cancellation, Going Concern Write-Down, or cancellation of interest payments (including Additional Amounts with respect thereto, if any) set forth in this Indenture or related provisions of the Securities, in case there shall be pending judicial proceedings relative to the Company or any other obligor upon the Securities for its liquidation, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or otherwise, shall be entitled and empowered, by intervention in such judicial proceedings or otherwise:

(a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, and its agents, attorneys and counsel, and for reimbursement of all liabilities and reasonable expenses incurred, and all advances made, by the Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor,

(b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a liquidator, trustee, receiver or custodian in liquidation proceedings or person performing similar functions in comparable proceedings, and

(c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, and its agents, attorneys and counsel, and liabilities and reasonable expenses incurred, and all advances made, by the Trustee except as a result of negligence, bad faith or willful misconduct.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of liquidation affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding, except, as aforesaid, to vote for the election of a liquidator or similar person.

All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee and its respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

Section 4.03. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied, subject to Articles 3, 12, 13 and 14 hereof, in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

FIRST: Except as otherwise expressly provided herein, to the payment of costs, fees and expenses (including indemnity payments) applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee, the Registrar, any Paying Agent and their respective agents and attorneys and of all liabilities and reasonable expenses incurred, and all advances made, by the Trustee, and any Paying Agent;

SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series with respect to which one or more breaches have occurred in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the installments of interest as to which such breaches have occurred at the same rate as the rate of interest provided for in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the principal as to which a breach has occurred, and (to the extent that such interest has been collected by the Trustee) upon installments of interest as to which breaches have occurred at the same rate as the rate of interest provided for in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

Section 4.04. Suits for Enforcement. In case a breach has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. However, the Company shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to principal or interest on the Securities prior to any date on which the principal of, or any interest on, the Securities would have otherwise been payable pursuant to the terms of the Securities.

Unless otherwise established in accordance with Section 2.03 or by any applicable supplemental indenture, a “breach” with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing: (a) the Company’s failure to pay the principal, if, when and to the extent due, or, to pay the interest when due unless the Company determined to cancel such interest payment in respect of any series of the Securities, and the continuance of any such failure for a period of 30 days after the date when due, unless the Company shall have cured such failure by payment within such period, (b) the Company’s failure to duly perform or observe any other term, covenant or agreement in this Indenture in respect of the Securities of such series for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given first to the Company (and to the Trustee in the case of notice by the Holders referred to below) by the Trustee or Holders of at least 25% in Current Principal Amount of the Outstanding Securities of such series (such notification must specify the breach, demand that it be remedied and state that the notification is a “Notice of Breach” hereunder), or (c) any other breach provided in the supplemental indenture or in or pursuant to a Board Resolution (and set forth in an Officer’s Certificate) under which such series of Securities is issued or in the form of Security for such series.

Section 4.05. Restoration of Rights on Abandonment of Proceeding. In case the Trustee or any Holder of a Security shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Securityholder, then and in every such case the Company and the Trustee or such Securityholder shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

Section 4.06. Limitations on Suits by Securityholders. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of a breach and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in Current Principal Amount of the Securities of the affected series then Outstanding (each such series treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity and/or security to its satisfaction as it may require against the costs, expenses and liabilities to be incurred therein or thereby, the Trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security satisfactory to it, shall have failed to institute any such action or proceeding, and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. The rights of Holders specified above are subject to the limitations and suspension of rights resulting from cancellation of interest payment, subordination, or any event triggering any Going Concern Write-Down or Write-Down and Cancellation. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 4.07. Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security (subject to Section 3.01 hereof), if any, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment, if any, on or after such respective dates, shall not be impaired or affected without the consent of such Holder. Notwithstanding the foregoing, by purchasing or acquiring the Securities, the Holders or beneficial owners of Securities agree to the limitations, suspension and waiver of rights resulting from cancellation of interest payment, subordination, or any event triggering any Going Concern Write-Down or Write-Down and Cancellation. For the avoidance of doubt, nothing in this Section 4.07 shall be construed to impair the effectiveness of the Going Concern Write-Down, Write-Down and Cancellation, interest payment cancellation or subordination provisions set forth in this Indenture, the Securities or any applicable supplemental indenture hereto.

Section 4.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Breach. Except as provided in Section 4.06 and except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.09, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any breach occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such breach or an acquiescence therein; and, subject to Section 4.06 and the last paragraph of Section 2.09, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 4.09. Control by Securityholders. The Holders of a majority in Current Principal Amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall be in writing and accompanied by indemnity and/or security satisfactory to the Trustee and shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 5.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee has not received indemnity and/or security satisfactory to it, or if the Trustee in good faith shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 5.01) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

Section 4.10. Waiver of Breaches. The Holders of a majority in Current Principal Amount of the Securities of all series at the time Outstanding with respect to which a breach shall have occurred and be continuing (voting as a single class) may on behalf of the Holders of all such Securities waive any past breach and its consequences, except a breach in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other breach or impair any right consequent thereon.

Upon any such waiver, such breach shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other breach or impair any right consequent thereon.

Section 4.11. Trustee to Give Notice of Breach. The Trustee shall give to the Securityholders of any series, as the names and addresses of such Holders appear on the Register, notice by mail (or by other means provided in a supplemental indenture hereto or the Board Resolution under which such series of Securities is issued or in the form of Security for such series) of all breaches known to the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such breaches shall have been cured before the giving of such notice; provided that, except in the case of a nonpayment, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

Section 4.12. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder or beneficial owner of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in Current Principal Amount of the Securities of such series.

ARTICLE 5

CONCERNING THE TRUSTEE

Section 5.01. Duties and Responsibilities of the Trustee. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of a breach with respect to the Securities of a particular series and after the curing or waiving of all breaches which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case a breach with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

(a) prior to the occurrence of a breach with respect to the Securities of any series and after the curing or waiving of all such breaches which may have occurred with respect to such series:

(i) the duties and obligations of the Trustee with respect to the Securities of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for its negligence or willful misconduct in the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, and act as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming with the requirements of this Indenture; provided that, in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of the mathematical calculations therein);

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(c) the Trustee shall have no duty to inquire and no duty to monitor as to the performance of the Company’s covenants in this Indenture; and

(d) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 4.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity and/or security satisfactory to it against such liability is not reasonably assured to it.

The provisions of this Section 5.01 are in furtherance of and subject to Section 315 and Section 316 of the Trust Indenture Act.

Section 5.02. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act, and subject to Section 5.01:

(a) in the absence of negligence, bad faith or willful misconduct on its part, the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by a Responsible Officer of the Company;

(c) the Trustee may consult with counsel, financial advisors and other experts and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless the requisite number of Securityholders shall have instructed the Trustee in writing in accordance with this Indenture and offered to the Trustee security and/or indemnity satisfactory to it in its sole discretion against the costs, expenses and liabilities which might be incurred therein or thereby;

(e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in Current Principal Amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity and/or security satisfactory to it against such reasonable costs, expenses or liabilities as a condition to proceeding; and the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, delegates or attorneys not regularly in its employ, and the Trustee shall not be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of omissions, misconduct or negligence on the part of any such agent, delegate or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be deemed to have notice of a breach unless written notice of any event which is in fact such breach is received by a Responsible Officer of the Trustee at the Specified Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; delivery to the Trustee of Company financial reports shall not be deemed to constitute actual knowledge or constructive knowledge by the Trustee of its contents or notice of a breach

(i) the rights (including rights to compensation and resignation), privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be compensated and indemnified, are extended to, and shall be enforceable by, The Bank of New York Mellon in each of its other capacities hereunder (including, as of the date of this Indenture, the Paying Agent and the Registrar), and each agent, custodian and other Person employed to act hereunder;

(j) the Trustee may request (and shall be entitled to receive) that the Company deliver an Officer’s Certificate setting forth the names of the respective individuals and titles of officers authorized at such time to take specified actions pursuant to this Indenture with their specimen signatures, which Officer’s Certificate may be signed by any other person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(k) the permissive rights of the Trustee enumerated herein shall not be construed as duties;

(l) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) whether or not foreseeable irrespective of whether the Trustee was advised of the likelihood of such loss or damage and regardless of the form of action. The provisions of this Section 5.02(l) shall survive the termination or discharge of this Indenture and the resignation or removal of the Trustee;

(m) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; pandemics; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; acts of terrorism; failure of any money transmission, currency exchange or SWIFT system; it being understood that the Trustee shall use its best efforts to resume performance as soon as practicable under the circumstances;

(n) the Trustee shall not be under any duty to determine, calculate or verify any amount payable to Holders under this Indenture (including any write-down or write-up amounts) and with regards to the Securities, and the Trustee will not be responsible to the Holders or any other person for any loss or liability arising from any failure by it to do so;

(o) if a breach shall have occurred, or if the Trustee finds it expedient or necessary, or is requested by the Company to undertake duties which are of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Indenture, the Company will pay such additional remuneration as the Company and the Trustee may agree upon the Company’s prior written consent; and

(p) no provision herein shall require the Trustee to do anything which may be illegal or contrary to applicable law or regulation.

Section 5.03. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof, nor for the action or inaction of any Clearing Organization.

Section 5.04. Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

Section 5.05. Moneys Held by Trustee. Subject to the provisions of Section 9.03 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder, nor have any responsibility to invest such moneys, except as otherwise agreed in writing by the Trustee with the Company.

Section 5.06. Compensation and Indemnification of Trustee and its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such reasonable compensation as the Company and the Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all properly incurred expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including, subject to Section 5.02(g) hereof, the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may arise from its negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment or order. The Company also covenants to indemnify the Trustee which for purpose of this Section shall be deemed to include the Trustee’s directors, officers, employees and agents, and each predecessor trustee (and their respective officers, employees, directors and agents) for, and to hold it harmless against, any loss, liability or expense (including taxes other than taxes based upon the net income of the Trustee) arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of such party’s duties hereunder, including the properly incurred costs and expenses (including the properly incurred fees, charges and expenses of its agents and counsel) incurred of defending itself against or investigating any claim of liability arising out of or in connection with the same, except to the extent such loss, liability or expense may be attributable to the negligence, bad faith or willful misconduct of the Trustee, predecessor trustee, or their respective agents, officers, directors or employees, in each case as determined in a final non-appealable judgment or order by a court of competent jurisdiction. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

When the Trustee incurs expenses or renders services in connection with a Liquidation Event, the expenses (including the properly incurred fees and expenses of its agents and counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

The provisions of Section 5.06 and Section 5.02(i) shall survive the termination or discharge of this Indenture, the redemption or cancellation of the Securities, and the resignation or removal of the Trustee.

The Trustee’s remuneration and that of its agents and counsel is exclusive of value-added tax or any similar tax, which if applicable is also payable by the Company to the Trustee. All remuneration payable to the Trustee shall accrue interest from the date when payment was due. All amounts payable to the Trustee shall be made without set-off, counterclaim, deduction or withholding unless required by law (other than taxes based upon, measured by or determined by the income of the Trustee), in which case the Company shall gross up such payments to the Trustee.

Section 5.07. Right of Trustee to Rely on Officer’s Certificate, etc. Subject to Sections 5.01 and 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate and/or an Opinion of Counsel delivered to the Trustee, and such certificate, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture to the extent of the Trustee’s reliance thereupon.

Section 5.08. Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee or any trustee hereafter appointed shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 5.09.

Section 5.09. Resignation and Removal; Appointment of Successor Trustee.

(a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving 60 days written notice of resignation to the Company and by mailing notice thereof by first-class mail to Holders of the applicable series of Securities at their last addresses as they shall appear on the Register or otherwise providing notice to Holders in the manner applicable to the Securities of each series. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation or removal (as the case may be), the resigning trustee may, on behalf of and at the expense of the Company, with prior notice to the Company, appoint its successor or the resigning Trustee, or the Company may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 4.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b) In case at any time any of the following shall occur:

(i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

(ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Securityholder; or

(iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c) The Holders of a majority in Current Principal Amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 6.01 of the action in that regard taken by the Securityholders.

(d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 5.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

Section 5.10. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.09 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.03, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.06.

If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as (i) shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (ii) shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures; and upon the execution and delivery of such supplemental indenture the resignation or removal of the predecessor trustee shall become effective to the extent provided therein and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.03, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations.

No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee for the Securities of any series is eligible pursuant to Section 5.08 hereof.

Upon acceptance of appointment by any successor trustee as provided in this Section 5.10, the Company shall mail notice thereof by first-class mail to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Register or shall otherwise provide notice thereof to Holders in the manner applicable to the Securities of each series. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.09. If the Company fails to mail or provide such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed or provided at the expense of the Company.

Section 5.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture and any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 5.12. Conflicting Interests. The Trustee for the Securities shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

Section 5.13. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Register of the Company.

Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an

Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time such reasonable compensation for its services under this Section as may be agreed between the Company and such Authenticating Agent.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

Certificate of Authentication:

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Date:

The Bank of New York Mellon as Trustee

By:
Name:
Title:

Section 5.14. Reports by the Trustee. Any Trustee’s report required under Section 313(a) of the Trust Indenture Act shall be transmitted on or before April 1 in each year following the date hereof, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with any securities exchange in the United States on which any Securities are listed, with the Commission and with the Company.

ARTICLE 6

CONCERNING THE SECURITYHOLDERS

Section 6.01. Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.01 and 5.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

Section 6.02. Proof of Execution of Instruments and of Holding of Securities; Record Date. Subject to Sections 5.01 and 5.02, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Register or by a certificate of the Registrar thereof. The Company may set a record date for purposes of determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than ten days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

Section 6.03. Holders to be Treated as Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 6.04. Securities Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite Current Principal Amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities in respect of which a Responsible Officer of the Trustee has received written notice to the effect that such Securities are so owned shall be so disregarded. Securities held by any depositary or other custodial arrangement established by or on behalf of the Company shall be regarded as Outstanding if the beneficial interest therein is not owned by the Company or any other obligor on such Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on such Securities. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any reasonable decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.01 and 5.02, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

Section 6.05. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the Holders of the percentage in Current Principal Amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in Current Principal Amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.

ARTICLE 7

SUPPLEMENTAL INDENTURES

Section 7.01. Supplemental Indentures without Consent of Securityholders. The Company, when authorized by a Board Resolution, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

(a) to evidence the succession of another legal entity to the Company, or successive successions, and the assumption by a successor legal entity of the covenants, agreements and obligations of the Company pursuant to Article 8;

(b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company shall consider to be for the protection of the Holders of Securities; provided that, in respect of any such additional covenant, restriction, condition or provision, no such supplemental indenture may provide for any right of acceleration due to any breach;

(c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities in any material respect;

(d) to add to, change or eliminate any of the provisions (other than as noted in Section 7.02) of this Indenture, provided, however, that any such addition, change or elimination shall not adversely affect the interests of the Holders of the Securities in any material respect;

(e) to establish the form or terms of Securities of any series as permitted by Section 2.01 and Section 2.03;

(f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.10;

(g) to remove, amend or modify the going concern, viability or bankruptcy write-down provisions or the cancellation of interest payment provisions with respect to any Outstanding Securities, provided that such removal, amendment or modification does not adversely affect the interests of the Holders of the relevant series of Securities in any material respect or the treatment of the relevant series of Securities as the Company’s Additional Tier 1 Capital; or

(h) to effect any changes to the Indenture in a manner necessary to comply with the procedures of the DTC or any applicable clearing system.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 7.02.

Section 7.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Article 6) of the Holders of not less than a majority in Current Principal Amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (with each such series voting as one class), the Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall, except as otherwise required or permitted pursuant to the Going Concern Write-Down, Write-Down and Cancellation, interest payment cancellation, or subordination provisions applicable to such series of Securities, (i) reduce the principal amount thereof, (ii) reduce the rate or extend the time of payment of interest thereon, (iii) reduce any amount payable on redemption thereof, (iv) make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, (v) modify or amend any provisions for converting any currency into any other currency as provided in the Securities or in accordance with the terms of such Securities, (vi) change the Company’s obligations to pay Additional Amounts established pursuant to Section 2.03(n) or Section 3.05 (if any), (vii) impair or affect the right of any Securityholder to institute suit for enforcement of the payment on any Security when due or, if the Securities provide therefor, impair or affect any right of repayment at the option of the Securityholder, (viii) modify or amend any provisions relating to the conversion or exchange of the Securities for securities of the Company or of other entities or other property (or the cash value thereof), including the determination of the amount of securities or other property (or cash) into which the Securities shall be converted or exchanged, other than as provided in the antidilution provisions or other similar adjustment provisions of the Securities or otherwise in accordance with the terms of such Securities, (ix) modify or amend any provisions relating to the agreement to subordinate and the terms of subordination of Securities of any particular series pursuant to Section 12.01 and Section 12.02, or (x) reduce the aforesaid percentage of Securities of any particular series, the consent of the Holders of such series being required for any such supplemental indenture, in each case without the consent of the Holders of each Security so affected.

Notwithstanding anything else contained in this Indenture, no amendment or modification which is prejudicial to any present or future creditor in respect of any Senior Indebtedness shall be made to the provisions providing for the subordination of any Securities in the relevant supplemental indenture. No such amendment or modification shall in any event be effected against any such creditor.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

Upon the request of the Company, accompanied by a copy of the Board Resolution certified by a Responsible Office of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 6.01, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee, at the expense of the Company, shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel with regard to any such supplemental indenture. The Trustee shall be entitled to conclusively rely upon such Officer’s Certificate and Opinion of Counsel in entering into such supplemental indenture. The Opinion of Counsel shall comply with Section 10.05 and confirm (inter alia) that the supplemental indenture is authorized or permitted under this Indenture, and that it is legal, valid, binding and enforceable against the Company under New York law.

It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall give notice thereof by (a) first-class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the Register of the Company or (b) by any other means set forth in such supplemental indenture, setting forth in general terms the substance of such supplemental indenture. The Trustee shall assist the Company with the distribution of the notices to the Holders. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 7.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 7.04. Documents to be Given to Trustee. The Trustee, subject to the provisions of Sections 5.01 and 5.02, shall be entitled to receive, in addition to the documents required by Section 10.05, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article 7 complies with the applicable provisions of this Indenture.

Section 7.05. Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Board, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

Section 7.06. Conformity with the Trust Indenture Act. Every supplemental indenture executed pursuant to this Article 7 shall conform to the requirements of the Trust Indenture Act as then in effect.

ARTICLE 8

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 8.01. Company May Consolidate, etc., on Certain Terms. The Company covenants that it will not merge or consolidate with or merge into, or sell, assign, transfer, lease or convey all or substantially all of its properties or assets, in one or more related transactions, to another Person, other than consolidation, merger, sale, assignment, transfer, lease or conveyance which results in the Company being the surviving party, unless:

(a) the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a joint stock company (kabushiki kaisha) organized and existing under the laws of Japan and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee for each series of Securities, in form satisfactory to the Trustee, the due and punctual payment, if and to the extent required, of the principal of and interest, if any, on all Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

(b) immediately after giving effect to such transaction, no Bankruptcy Event shall have occurred and be continuing.

The Company shall deliver to the Trustee before the consummation of such proposed transaction an Officer’s Certificate to the foregoing effect and an Opinion of Counsel to the effect that (i) such merger, sale, assignment, transfer, lease, conveyance or other disposition and such supplemental indenture, comply with this Indenture, (ii) the surviving Person has duly executed and delivered the supplemental indenture and (iii) such supplemental indenture constitutes a valid and binding agreement of such Person, enforceable against such Person in accordance with its terms. The Trustee shall be entitled to rely conclusively upon such Officer’s Certificate and Opinion of Counsel.

Section 8.02. Successor Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor legal entity, such successor legal entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor legal entity may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor legal entity instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor legal entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale, lease or conveyance such changes in phrasing and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any successor legal entity which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

Section 8.03. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Section 5.01 and Section 5.02, shall be entitled to receive an Opinion of Counsel, prepared in accordance with Section 10.05, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

ARTICLE 9

SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 9.01. Satisfaction and Discharge of Indenture. When (i) the Company has paid or caused to be paid, if and to the extent required, the principal of and interest on all the Securities of any series Outstanding hereunder (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09) as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the Paying Agent for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09), or (iii) all Securities of a series Outstanding under this Indenture shall have been cancelled in connection with a Write-Down and Cancellation pursuant to Article 13, then this Indenture shall cease to be of further effect with respect to Securities of such series, and the Trustee, on prior written demand of the Company accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter properly incurred and to compensate the Trustee for any services thereafter properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

Section 9.02. Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 9.03 and any subordination provisions applicable to the Securities, all moneys deposited with the Trustee shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee of all sums due and to become due thereon pursuant to such Securities and this Indenture for principal and interest pursuant to such Securities and this Indenture; but such money need not be segregated from other funds except to the extent required by law.

Section 9.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any Paying Agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 9.04. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the prior written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee for such series or such Paying Agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

ARTICLE 10

MISCELLANEOUS PROVISIONS

Section 10.01. Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, member, officer, director or employee, as such, of the Company, or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

Section 10.02. Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

Section 10.03. Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

Section 10.04. Notices and Demands on Company, Trustee, and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Holders of Securities to or on the Company shall be in the English language and shall be given or served by being deposited postage prepaid, first-class or similar class mail (except as otherwise specifically provided herein) or by facsimile addressed (until another address of the Company is filed by the Company with the Trustee) at the following address:

Company:

Mizuho Financial Group, Inc.

1-5-5, Otemachi, Chiyoda-ku

Tokyo 100-8176

Japan

Attention: Deputy General Manager of Financial Planning Department

Fax: +81-3-5224-1057

Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing in the English language to its Corporate Trust Office at:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

U.S.A.

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +1-212-815-5915

with a copy to its Specified Corporate Trust Office:

The Bank of New York Mellon, Singapore Branch

One Temasek Avenue, #02-01 Millenia Tower, Singapore 039192

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +65 6883 0338

Email: ctsgclientservice@bnymellon.com

Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Any notice or demand will be deemed to have been sufficiently given or served when so sent or deposited and, if to the Holders, when delivered in accordance with the applicable rules and procedures of the Clearing

Organization. Notwithstanding anything to the contrary herein, any such notice, which are purported to be made to the beneficial owner of the Securities through the Clearing Organization, may be delivered to the Clearing Organization in a manner the Company deems appropriate, and shall be deemed to have been delivered on the day such notice is delivered to the Clearing Organization, or if by mail, when so sent or deposited.

Section 10.05. Officer’s Certificates and Opinions of Counsel; Statements to be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need to be furnished.

All such Officer’s Certificates and Opinions of Counsel shall be in English or accompanied by a certified translation.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer of officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Section 10.06. Conflict of any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an “Incorporated Provision”), such Incorporated Provision shall control.

Section 10.07. New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

Section 10.08. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 10.09. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 10.10. Submission to Jurisdiction. To the fullest extent permitted by applicable law, the Company irrevocably submits to the non-exclusive jurisdiction of any Federal or State court in the Borough of Manhattan in The City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Indenture and the Securities, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints Mizuho Bank, Ltd., with offices currently at 1251 Avenue of the Americas, New York, NY 10020, U.S.A., Attention: General Managers, Americas Legal and Compliance Department (the “Authorized Agent”), as its authorized agent upon whom process may be served in any such suit or proceeding. The Company represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same. The Company hereby irrevocably authorizes and directs its Authorized Agent to accept such service. The Company further agrees that service of process upon its Authorized Agent and written notice of said service to it mailed by first-class mail or delivered to the Company shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner.

The Company hereby irrevocably waives, to the extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Indenture, the Securities or the transactions contemplated hereby.

The provisions of this Section 10.10 are intended to be effective upon the execution of this Indenture without any further action by the Company or the Trustee and the introduction of a true copy of this Indenture into evidence shall be conclusive and final evidence as to such matters.

Section 10.11. Non-Business Day. In any case where the date of payment of interest or redemption of a Security established in accordance with Section 2.03 shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (unless otherwise specified in the Securities) payment of principal of and interest, if any, with respect to such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the date of payment of interest or redemption of a Security established in accordance with Section 2.03, provided that no interest shall accrue for the period from and after such date of payment of interest or redemption of a Security, as the case may be.

Section 10.12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.13. Patriot Act. The parties hereto acknowledge that, in accordance with Section 326 of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, modified or supplemented from time to time), the Trustee, like all financial institutions, is required to obtain, verify, and record information that identifies each person or legal entity that opens an account. The parties to this Indenture agree that they will provide the Trustee with such information as the Trustee may request in order for the Trustee to satisfy the requirements of the USA Patriot Act (as amended, modified or supplemented from time to time).

ARTICLE 11

REDEMPTION AND REPURCHASE OF SECURITIES

Section 11.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable except as otherwise specified as contemplated by Section 2.03 for Securities of such series. Notwithstanding anything to the contrary contained herein or in the terms of the Securities of any series, any redemption of the Securities of any series shall be subject to the Going Concern Write-Down provisions, Write-Down and Cancellation provisions, the Write-Up provisions, the interest payment cancellation provisions, and the subordination provisions, each as provided herein or in the terms of the Securities of such series.

Section 11.02. Optional Redemption. Optional redemption under this Section shall, at all times, be subject to the prior confirmation of the FSA (if and to the extent required under the Applicable Banking Regulations).

(a) Optional Redemption: Unless otherwise established in accordance with Section 2.03, the Securities of any series may be redeemed at the option of the Company, in whole, but not in part, on such date or dates as specified in the terms of the Securities of such series and upon notice thereof given by the Company in accordance with Section 11.03, at a redemption price equal to 100% of the Original Principal Amount of the relevant series of Securities (together with any accrued and unpaid interest to (but excluding) the date fixed for redemption and Additional Amounts, if any); provided, however, that the Company shall not have such option to redeem the relevant series of Securities, as provided in this Section 11.02(a), if the Current Principal Amount of the relevant series of Securities has been subject to one or more Going Concern Write-Downs and such written down amount has not been reinstated in full on the date fixed for redemption.

(b) Optional Redemption Due to Changes in Tax Treatment: Unless otherwise established in accordance with Section 2.03, the Securities of any series may be redeemed at the option of the Company, in whole, but not in part, at any time upon notice thereof given by the Company in accordance with Section 11.03, at a redemption price equal to 100% of the Current Principal Amount of the relevant series of the Securities on the date fixed for redemption (together with accrued and unpaid interest to (but excluding) the date fixed for redemption and Additional Amounts, if any), if, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of Japan (or any political subdivision or taxing authority in or of Japan) affecting taxation, or any change in the official position regarding the application or interpretation of such laws, regulations or rulings (including a holding, judgment, or order by a court of competent jurisdiction), which change, amendment, application or interpretation becomes effective on or after the date of the final offering document for the relevant series of Securities:

(i) the Company is, or on the next interest payment date would be, required to pay any Additional Amounts; or

(ii) payment by the Company of interest on the relevant series of Securities ceases to be treated as being a deductible expense for the purpose of computing the Company’s corporate tax liability by the Japanese tax authorities;

and, in each of (i) and (ii) above, where the same cannot be avoided by measures reasonably available to the Company, provided that, no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the relevant event would be triggered. Prior to the mailing to holders of Securities of any notice of redemption of the Securities pursuant to this Section 11.02(b) and Section 11.03, the Company will provide an Officer’s Certificate to the Trustee certifying that the applicable requirements have been met and deliver therewith to the Trustee an opinion of an independent tax counsel or tax consultant of recognized standing, such opinion to be reasonably satisfactory to the Trustee, to the effect that such circumstances exist. The Trustee shall be entitled to accept such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

Additional Amounts are payable by the Company under the circumstances described in Section 3.05.

(c) Optional Redemption Due to Changes in Regulatory Treatment: Unless otherwise established in accordance with Section 2.03, the Securities of any series may be redeemed at the option of the Company, in whole, but not in part, at any time upon notice thereof given by the Company in accordance with Section 11.03, at a redemption price equal to 100% of the Current Principal Amount of the relevant series of the Securities on the date fixed for redemption (together with accrued and unpaid interest to (but excluding) the date fixed for redemption and any Additional Amounts, if any), if the Company determines after consultation with the FSA and any other relevant Japanese governmental organizations that there is more than an insubstantial risk that the relevant series of the Securities will be partially or fully excluded from the Company’s Additional Tier I Capital under applicable standards set forth in the Applicable Banking Regulations; provided that, no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the relevant event would be triggered. Prior to the mailing to holders of Securities of any notice of redemption of the Securities pursuant to this Section 11.02(c) and Section 11.03, the Company will deliver to the Trustee an Officer’s Certificate to the effect that such circumstances exist that has been executed by any one Responsible Officer of the Company authorized by the Board or a Representative Executive Officer of the Company to execute such certificate. The Trustee shall be entitled to accept such certificate as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

Section 11.03. Notice of Redemption. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first-class mail, postage prepaid, not less than 25 days nor more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the Register and the Trustee. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

The notice of redemption to each such Holder shall specify the principal amount and the CUSIP or ISIN number (if any) of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid subject to the interest payment cancellation provisions herein or in the terms of such Securities as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

The notice of redemption of the Securities of any series to be redeemed at the option of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

If a Capital Ratio Event, a Viability Event, a Bankruptcy Event or a Liquidation Event occurs prior to the applicable date fixed for redemption, the notice of redemption will be automatically rescinded and will have no force and effect, and no redemption amount will be due and payable, in which case the Securities will be subject to a Going Concern Write-Down or a Write-Down and Cancellation as provided in Article 13 or Article 14 or the subordination provisions as provided in Article 12, as the case may be. If prior confirmation of the FSA as set forth in Section 11.02 is not obtained or is withdrawn or annulled for any reason prior to the applicable date fixed for redemption, then notice of redemption will be automatically rescinded and will have no force and effect, and no redemption amount will be due and payable. If a notice of redemption is rescinded for any of the reasons described in the previous two sentences, the Company will endeavor to promptly deliver written notice to the Holders of the Securities and the Trustee in accordance with the terms of this Indenture or the relevant series of Securities, specifying the occurrence of the relevant event.

On or before the redemption date specified in the notice of redemption given as provided in this Section (and in any event no later than 10:00 a.m., New York time, on the due date for payment), the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money or other property sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption and any Additional Amounts, subject to the interest payment cancellation provisions herein or in the terms of such Securities. If less than all the Outstanding Securities of a series are to be redeemed, the Company will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officer’s Certificate stating the aggregate principal amount of Securities to be redeemed.

If less than all of the Securities of a series are to be redeemed, the Securities for redemption will be selected as follows: (i) if the Securities are listed on any securities exchange, in compliance with the requirements of the principal securities exchange on which the Securities are then traded or if the Securities are held through the clearing systems, in compliance with the requirements of the applicable clearing systems; or (ii) if the Securities are not listed on any securities exchange, on a pro rata basis, by lot or by such other method as the Trustee deems fair and appropriate, unless otherwise required by law. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 11.04. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption subject to the interest payment cancellation provisions herein or in the terms of such Securities, and on and after said date (unless the Company shall fail in the payment of such Securities at the redemption price, together with interest accrued to said date subject to the interest payment cancellation provisions herein or in the terms of such Securities) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Section 5.05 and Section 9.03, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption subject to the interest payment cancellation provisions herein or in the terms of such Securities. On presentation and surrender of such Securities at a Place of Payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption subject to the interest payment cancellation provisions herein or in the terms of such Securities; provided that, any payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.07 and Section 3.01 hereof.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by such Security, subject to the interest payment cancellation provisions herein or in the terms of such Securities; provided, however, that if a Capital Ratio Event, a Viability Event, a Bankruptcy Event or a Liquidation Event occurs subsequent to the date fixed for redemption and prior to payment of the applicable redemption price, no redemption amount, including accrued interest thereon, shall be due and payable.

Section 11.05. Purchase of Securities. The Company or any subsidiary of the Company may, at any time, subject to the prior confirmation of the FSA (if and to the extent required under the Applicable Banking Regulations), purchase any or all of the Securities in the open market or otherwise at any price in accordance with applicable law and regulation. Subject to applicable law, neither the Company nor any subsidiary of the Company shall have any obligation to purchase or offer to purchase any Securities held by any Holder as a result of its purchase or offer to purchase Securities held by any other Holder in the open market or otherwise. Any such Securities purchased by the Company or any subsidiary of the Company may, at the discretion of the Company or any relevant subsidiary, be held, resold or surrendered to the Registrar for cancellation by the Company or any such subsidiary, as the case may be. The Securities so purchased, while held by or on behalf of the Company or any such subsidiary, as the case may be, shall not entitle the holder to vote at any meetings of the holders of the relevant series of Securities and shall not be deemed to be Outstanding for the purposes of calculating quorums at meetings of the Holders or for the purposes of Article 4. The provisions of this Section are subject to modification in accordance with Section 2.03.

ARTICLE 12

SUBORDINATION

Section 12.01. Agreement to Subordinate. The Company covenants and agrees, and each Holder or beneficial owner of any Security issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article; and each person holding any Security, by its acquisition of such Security, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the principal of and interest on all Securities issued hereunder shall, to the extent and in the manner set forth herein, subject to any modifications or additional terms set forth in any applicable supplemental indenture, be subordinated and subject in right to the prior payment in full of all Senior Indebtedness.

Section 12.02. Subordination. The Securities issued pursuant to this Indenture shall constitute direct and unsecured obligations of the Company which are conditional and subordinated to Senior Indebtedness, as provided under this Article. Claims in respect of each series of the Securities shall at all times rank equally and pari passu and without any preference among themselves and at least equally and ratably with all other present and future unsecured, undated, conditional and subordinated obligations of the Company (including obligations in respect of undated subordinated guarantees provided by the Company) and in priority to the rights and claims of holders of all classes of equity (including holders of preference shares (if any)) of the Company, subject to the Write-Down and Cancellation and Going Concern Write-Down provisions under Articles 13 and 14 herein.

Upon the occurrence and continuation of a Liquidation Event, the rights of the holders of any series of Securities will be subordinated in right of payment to all existing and future Senior Indebtedness, and any amounts (other than any amounts which shall have become due and payable before such Liquidation Event and remain unpaid) due under such series of Securities will become payable, only upon a Condition for Liquidation Payment being fulfilled. At any time prior to a Condition for Liquidation Payment being fulfilled, any claim of the holders of any series of Securities shall be subject to a Going Concern Write-Down or the Write-Down and Cancellation upon the occurrence of a Capital Ratio Event, Viability Event or Bankruptcy Event under Articles 13 and 14 herein, as the case may be.

“Condition for Liquidation Payment” means, upon the occurrence and continuation of a Liquidation Event, all Senior Indebtedness held by creditors of the Company entitled to payment or satisfaction prior to commencement of distribution of residual assets to shareholders of the Company is paid in full or otherwise satisfied in full in the liquidation proceeding (seisan) pursuant to the Japanese Companies Act.

Notwithstanding that the Securities are stated to rank equally and ratably with certain undated subordinated obligations and ahead of all classes of equity (including preference shares (if any)) of the Company as described above, the Securities are subject to the Write-Down and Cancellation and Going Concern Write-Down under Articles 13 and 14 herein.

Any Holder or beneficial owner of a Security by its acceptance of such Security, whether upon original issue or upon transfer, assignment or exchange thereof, shall thereby agree that (i) if any payment of principal of or interest on such series of Securities is made to such Holder or beneficial owner after the occurrence of a Liquidation Event and the amount of such payment shall exceed the amount, if any, that should have been paid to such Holder or beneficial owner upon the proper application of the subordination provisions of such series of Securities under this Article 12, the payment of such excess amount shall be deemed null and void and such Holder or beneficial owner shall be obliged to return the amount of such excess payment within ten days after receiving notice of the excess payment, and (ii) upon the occurrence of a Liquidation Event and for so long as such Liquidation Event shall continue, any liabilities of the Company to such Holder or beneficial owner which would otherwise become so payable on or after the date on which such Liquidation Event occurs shall not be set off against any liabilities of such Holder or beneficial owner owed to the Company unless, until and only in such amount as the liabilities of the Company under such series of Securities become payable pursuant to the proper application of the subordination provisions of such series of Securities under this Article 12.

Section 12.03. No Amendment. No amendment or modification to the provisions of Section 12.01 or Section 12.02 which is prejudicial to any present or future creditor in respect of any Senior Indebtedness of the Company shall be made in any respect. No such amendment or modification shall in any event be effective against any such creditor.

Except as provided in Section 7.02, the Company shall not amend or modify the subordination provisions of the Securities if such amendment or modification would adversely affect the rights of Holders to receive payments under the Securities.

Section 12.04. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended to be solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligation of the Company to pay to the Holders of the Securities the principal of and interest (and Additional Amounts, if any) on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon breach under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness.

Section 12.05. Trustee to Effectuate Subordination. Each Holder or beneficial owner of a Security by its acceptance thereof, whether upon original issue or upon transfer, assignment or exchange thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

Section 12.06. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the subordination provisions under this Article 12. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a Holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 5.01, shall be entitled in all respects to assume that no such facts exist.

Section 12.07. No Restriction on the Company Assuming Further Obligations. Nothing contained in this Indenture shall in any way restrict the right of the Company to issue or guarantee obligations ranking in priority to or pari passu with the obligations of the Company in respect of the Securities.

ARTICLE 13

WRITE-DOWN AND CANCELLATION

Section 13.01. Agreement to Write-Down and Cancellation. Each Holder and beneficial owner of a Security, by its acquisition of such Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that, to the extent and in the manner set forth herein:

(a) upon the occurrence of a Viability Event or a Bankruptcy Event and a Write-Down and Cancellation of the Securities, such Holders and beneficial owners shall be deemed to have irrevocably waived their right to claim or receive, and not to have any rights against the Company with respect to, payment of principal of or interest on the Securities (including Additional Amounts with respect thereto, if any) (except for any payments of principal, interest or Additional Amounts that have become due and payable prior to the occurrence of such Viability Event or Bankruptcy Event and remain unpaid) and shall be bound by the provisions of this Article 13;

(b) upon the occurrence of a Viability Event or Bankruptcy Event or a Liquidation Event after the issuance of a redemption notice, (1) such redemption notice shall be automatically rescinded, (2) no redemption amount becoming due and payable, (3) in case of the occurrence of a Viability Event or Bankruptcy Event, the Securities shall become subject to a Write-Down and Cancellation, and (4) in case of the occurrence of a Liquidation Event, the Securities shall become subject to the subordination provisions of Article 12;

(c) no such Write-Down and Cancellation or rescission of a redemption notice in accordance with the terms of this Indenture shall constitute a default or breach in payment or otherwise under the terms of the Securities; and

(d) such Holder and beneficial owner shall authorize, direct and request DTC and any direct participant in DTC or other intermediary through which it holds the Securities, the Trustee and the Agents to take any and all necessary action, if required, to implement a Write-Down and Cancellation of the Securities without any further action or direction on the part of such Holder and beneficial owner.

A “Viability Event” will be deemed to have occurred if the Japanese Prime Minister confirms (nintei) that the “specified item 2 measures (tokutei dai nigo sochi),” which are the measures set forth in Article 126-2, Paragraph 1, Item 2 of the Japanese Deposit Insurance Act need to be applied to the Company.

“Discharge and Cancellation Date” means, (i) in the case of a Viability Event, upon the occurrence of a Viability Event, the date to be determined by the Company after discussions with the FSA and any other relevant Japanese governmental organizations and notified to the holders of the Securities and the Trustee, such date to fall no more than ten Business Days from the date of the Write-Down and Cancellation Notice, or (ii) in the case of a Bankruptcy Event, the date on which the Bankruptcy Event occurs.

Section 13.02. Notice of Write-Down and Cancellation. As soon as practicable following the occurrence of a Viability Event or Bankruptcy Event, the Company shall give notice to DTC and the holders of the Securities via DTC (and send a copy to the Trustee for informational purposes), in the form attached as Exhibit C hereto (the “Write-Down and Cancellation Notice”) (a) stating that a Viability Event or Bankruptcy Event, as applicable, has occurred and a Write-Down and Cancellation will therefore take place or has therefore taken place, as applicable, on the Discharge and Cancellation Date, and (b) specifying the Discharge and Cancellation Date. Any failure or delay by the Company to provide a Write-Down and Cancellation Notice shall not change or delay the effect of the Viability Event or Bankruptcy Event on its payment obligations on the Securities.

Section 13.03. Write-Down and Cancellation. Notwithstanding anything to the contrary contained herein or in the terms of the Securities, upon the occurrence of a Viability Event or Bankruptcy Event, no principal of, interest on, or other amount under the Securities of any series shall thereafter become due, and other than with respect to principal, any Additional Amounts and interest that have become due and payable prior to the Viability Event or Bankruptcy Event and remain unpaid (as identified in (ii) below),

(a) the Holders or beneficial owners shall have no rights whatsoever under this Indenture or the Securities to take any action or enforce any rights or instruct the Trustee to take any action or enforce any rights whatsoever,

(b) except for any indemnity and/or security provided by any Holder or beneficial owner in such direction or related to such direction, any direction previously given to the Trustee by any Holders or beneficial owners shall cease automatically and shall be null and void and of no further effect,

(c) no Holder or beneficial owner may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Company arising under, or in connection with, the Securities and each Holder or beneficial owner of Securities shall, by virtue of its holding of any Securities, be deemed to have waived all such rights of set-off, compensation or retention, and

(d) no Holder or beneficial owner will be entitled to make any claim in any bankruptcy, insolvency or liquidation proceedings involving the Company or have any ability to initiate or participate in any such proceedings or do so through a representative.

(x) In the case of a Viability Event, on the Discharge and Cancellation Date, or (y) in the case of a Bankruptcy Event, immediately upon the occurrence of the Bankruptcy Event:

(i) the full principal amount of the Securities of any series will be permanently written down to zero, the Company shall be discharged and released from any and all of its obligations to pay principal of, interest on and any other amount under the Securities of any series (including Additional Amounts with respect thereto, if any), and the Securities of any series will be cancelled and all references to the principal amount of, interest on or any other amount under the Securities of any series will be construed accordingly, other than principal, interest, or any Additional Amounts that have become due and payable prior to the Viability Event or Bankruptcy Event, as the case may be, and remain unpaid;

(ii) the Company’s obligations shall remain with respect to (A) any accrued and unpaid interest on or principal of the Securities of any series and (B) any Additional Amounts, in the case of each of subclauses (A) and (B) of this paragraph (ii), if and only to the extent that such interest, principal or Additional Amounts, as applicable, has become due and payable to the Holders prior to the relevant Viability Event or Bankruptcy Event, as the case may be, and remain unpaid; and

(iii) the Holders and beneficial owners of the Securities of any series will be deemed to irrevocably waive their right to claim or receive, and no longer have any rights against the Company with respect to, and cannot instruct the Trustee to enforce, repayment of the principal of, interest on or any other amount under the Securities of any series (including Additional Amounts with respect thereto, if any) written down, discharged or released pursuant to paragraph (i) above, and except as described in paragraph (ii) above, all rights of any Holder or beneficial owner for payment of any amounts under or in respect of the Securities of any series will become null and void, and any Holder or beneficial owner who has received such payment shall be obliged to return the amount so received immediately to the Company.

The events described in (i) through (iii) above are referred to as a “Write-Down and Cancellation.”

Section 13.04. Additional Provisions Relating to a Write-Down and Cancellation.

(a) Write-down Procedure for Securities while held through DTC.

A Write-Down and Cancellation Notice delivered to DTC by the Company shall (i) request that, as soon as practicable following its receipt of the Write-Down and Cancellation Notice, DTC post the Write-Down and Cancellation Notice on its Reorganization Inquiry for Participants System (or such other system as DTC uses for providing notices to holders of securities), (ii) request that DTC transmit the Write-Down and Cancellation Notice to the direct participants of DTC holding positions in the Securities of any series at such time pursuant to

DTC’s rules and procedures, and (iii) request that DTC mark-down all positions relating to the Securities of any series on DTC’s records on the Discharge and Cancellation Date, or as of the date and at the time (if practicable) of the occurrence of the Bankruptcy Event, as applicable, to reflect the Write-Down and Cancellation. To the extent that there has been a variation to DTC’s rules and procedures, the instructions of the Company shall vary to accord to the then applicable rules and regulations of DTC.

The Company shall also promptly send a copy of the Write-Down and Cancellation Notice to the Trustee for informational purposes only.

By its acquisition of the Securities, whether upon original issue or upon transfer, assignment or exchange thereof, each Holder and beneficial owner shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Securities, the Trustee and the Agents to take any and all necessary action, if required, to effectuate the Write-Down and Cancellation and the mark-down all positions relating to the Securities on DTC’s records to reflect the Write-Down and Cancellation.

The Company and each Holder or beneficial owner of a Security acknowledge and agree that, following the receipt of a Write-Down and Cancellation Notice by DTC and the commencement of the Suspension Period, DTC will suspend all clearance and settlement of the Securities through DTC for the duration of the Suspension Period.

The Registrar will reflect a Write-Down and Cancellation on the Register pursuant to the provisions of Section 2.08 on the Discharge and Cancellation Date, or as of the date and at the time (if practicable) of the occurrence of the Bankruptcy Event, as applicable, following receipt by the Trustee of the Write-Down and Cancellation Notice from the Company for informational purposes and after DTC’s records have reflected the Write-Down and Cancellation.

(b) Write-down Procedure for Securities held in the form of certificated securities.

To the extent that the Securities are held in the form of certificated securities, the Company shall request a copy of the Register and deliver the Write-Down and Cancellation Notice (as amended to reflect that the Securities are no longer in global form or held through DTC) to the Holders and a copy thereof to the Trustee for informational purposes.

On the Business Day on which such Write-Down and Cancellation Notice is delivered to the Trustee, the Trustee shall inform the Registrar of the receipt of the Write-Down and Cancellation Notice and the Registrar shall with effect from the open of business on the next following Business Day cease to register any attempted transfer of any Securities.

By its acquisition of the Securities, whether upon original issue or upon transfer, assignment or exchange thereof, each Holder shall be deemed to have authorized, directed and requested the Trustee and the Agents and any other intermediary through which it holds such Securities to take any and all necessary action, if required, to effectuate the Write-Down and Cancellation as of the Discharge and Cancellation Date.

The Registrar will reflect a Write-Down and Cancellation on the Register on the Discharge and Cancellation Date, or as of the date and at the time (if practicable) of the occurrence of the Bankruptcy Event, as applicable, following receipt of the Write-Down and Cancellation Notice by the Trustee pursuant to the provisions of Section 2.08.

All authority conferred or agreed to be conferred by each Holder pursuant to this Section 13.04, including the consents given by such Holder, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder.

(c) Upon occurrence of a Viability Event or Bankruptcy Event and delivery of the related Write-Down and Cancellation Notice by the Company to the Trustee, any and all moneys deposited with the Trustee (and held by it or any Paying Agent) for the payment of any amounts under the Securities that has not become due and payable prior to the date of such Viability Event or Bankruptcy Event shall be returned promptly to the Company. For the avoidance of doubt, a Viability Event or Bankruptcy Event and the occurrence of a Write-Down and Cancellation shall not constitute a default or breach under this Indenture.

(d) By its acquisition of the Securities, whether upon original issue or upon transfer, assignment or exchange thereof, each Holder, to the extent permitted by applicable laws and regulations:

(i) waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes or abstains from taking, in either case solely in accordance and in connection with the Write-Down and Cancellation;

(ii) agrees to be bound by and consents to the Write-Down and Cancellation that will result in the cancellation of all of the principal amount of, or interest on the Securities (other than payments of principal, any Additional Amounts and interest that have become due and payable prior to the Viability Event or Bankruptcy Event and remain unpaid); and

(iii) agrees that upon the occurrence of a Viability Event or Bankruptcy Event, (x) the Viability Event or Bankruptcy Event does not constitute an event of default or breach, (y) the Trustee shall not be required to take any further directions from the holders of the Securities under Sections 4.09 and 5.02 of this Indenture, which sections authorize the Holders to direct certain actions relating to the Securities, and (z) this Indenture shall impose no duties upon the Trustee whatsoever solely with respect to the Write-Down and Cancellation.

(e) The Trustee has no responsibility for nor liability with respect to actions taken or not taken by the DTC or any other clearing system or its participants or members or any broker-dealers with respect to the notification or implementation of the Write-Down and Cancellation, nor any application of funds or delivery of notices prior to a Write-Down and Cancellation, or with respect to the return of any amount that was paid to any Holder following a Viability Event or Bankruptcy Event in excess of the amount that should have been paid to such Holder based on the proper application of this Article 13.

(f) Notwithstanding any delay in, or unavailability of procedures of, DTC, any other clearing system or the Registrar reflecting the Write-Down and Cancellation on its systems, the Write-Down and Cancellation shall take place on the relevant Discharge and Cancellation Date or upon the occurrence of the Bankruptcy Event, as applicable.

(g) All authority conferred or agreed to be conferred by each Holder pursuant to this Article 13, including the consents given by such Holder, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder.

(h) None of the Trustee, the Paying Agent and the Registrar shall be under any duty to determine, monitor or report whether a Viability Event or Bankruptcy Event has occurred or circumstances exist which may lead to the occurrence of a Viability Event or Bankruptcy Event and will not be responsible or liable to the Holders or any other person for any loss arising from any failure by it to do so. Unless and until the Trustee receives a Write-Down and Cancellation Notice in accordance with Section 13.02, the Trustee shall be entitled to assume that no Viability Event or Bankruptcy Event or other such event or circumstance has occurred or exists. The Trustee shall be entitled, without further enquiry and without liability to any Holder or any other person, to rely on any Write-Down and Cancellation Notice and each such Write-Down and Cancellation Notice shall be conclusive evidence of the occurrence of the Viability Event or Bankruptcy Event, as the case may be. Each of the Trustee, the Paying Agent, the Registrar, DTC and any other relevant clearing system shall be entitled without further enquiry and without liability to any Holder or any other person to rely conclusively on any Write-Down and

Cancellation Notice, and the same shall be conclusive and binding on Holders. So long as such Securities are held in global form, neither the Trustee, the Paying Agent, the Registrar nor any common depository nor any registered holder thereof shall, in any circumstances, be responsible or liable to the Holders or any other person for any act, omission or default by DTC or any other relevant clearing system, or its respective participants, members, any broker-dealer or any other relevant third party with respect to the notification and/or implementation of any Write-Down and Cancellation by any of them in respect of such Securities.

ARTICLE 14

GOING CONCERN WRITE-DOWN AND WRITE-UP

Section 14.01. Agreement to Going Concern Write-Down. Each Holder and beneficial owner of a Security, by its acquisition of such Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that, to the extent and in the manner set forth herein:

(a) upon the occurrence of a Capital Ratio Event and a Going Concern Write-Down, such Holders and beneficial owners shall be deemed to have irrevocably waived their right to claim or receive, and not to have any rights against the Company with respect to, and cannot instruct the Trustee to enforce, any payment of the Current Principal Amount of the relevant series of Securities to the extent of the relevant Going Concern Write-Down Amount or interest thereon (including Additional Amounts with respect thereto, if any) and shall be bound by the provisions of this Article;

(b) upon the occurrence of a Capital Ratio Event after the issuance of a redemption notice, (1) such redemption notice shall be automatically rescinded, (2) no redemption amount shall become due and payable, and (3) the Securities shall become subject to a Going Concern Write-Down;

(c) no such Going Concern Write-Down, or rescission of a redemption notice in accordance with the terms of this Indenture shall constitute a default or breach in payment or otherwise under the terms of the Securities; and

(d) such Holder and beneficial owner shall authorize, direct and request DTC and any direct participant in DTC or other intermediary through which it holds the Securities, the Trustee and the Agents to take any and all necessary action, if required, to implement a Going Concern Write-Down of the Securities without any further action or direction on the part of such Holder and beneficial owner.

A “Capital Ratio Event” will be deemed to have occurred when the Company’s Consolidated Common Equity Tier 1 Capital Ratio, that the Company has reported or publicly announced, as applicable, in any of: (i) an annual financial condition report (kessan jokyo hyo) or a semi-annual financial condition report (chukan kessan jokyo hyo) submitted by the Company to the FSA or any other relevant Japanese governmental organizations (including such report under the Japanese Banking Act), (ii) an annual business report (gyomu hokokusho) or a semi-annual business report (chukan gyomu hokokusho) submitted by the Company to the FSA or any other relevant Japanese governmental organizations (including such report under the Japanese Banking Act), (iii) a public announcement made by the Company in accordance with applicable Japanese law (including such announcement under the Japanese Banking Act) or the rules of a relevant Japanese securities exchange, or (iv) a report made by the Company to the FSA or any other relevant Japanese governmental organizations after consultation with the outside auditor of the Company following the results of an inspection of the FSA or any other relevant Japanese governmental organizations (including such report under the Japanese Banking Act), has fallen below 5.125%; provided, however, that a Capital Ratio Event shall be deemed to have not occurred if prior to such report or public announcement, (a) the Company submits a plan to the FSA or any other relevant Japanese governmental organizations, under which plan its Consolidated Common Equity Tier 1 Capital Ratio is expected to increase above 5.125% in the absence of a Going Concern Write-Down of the Securities, and (b) the FSA or any other relevant Japanese governmental organizations approves such plan. In such case, the Company will endeavor to, as soon as practicable after the Company reports or publicly announces, as applicable, its Consolidated Common Equity Tier 1 Capital Ratio, deliver a written notice to the holders of the Securities, the Trustee and the paying agent in accordance with the terms of this Indenture, confirming that a Capital Ratio Event shall be deemed to have not occurred. Any failure or delay by the Company to deliver such notice shall not change or delay the effect of the non-occurrence of the Capital Ratio Event on its payment obligations under the Securities, or give holders of the Securities any rights as a result of such failure or delay.

“Going Concern Discharge Date” means the date to be determined by the Company after discussions with the FSA and any other relevant Japanese governmental organizations and notified to the holders of the Securities and the Trustee, such date to fall no more than ten Business Days from the date of the Going Concern Write-Down Notice.

“Going Concern Write-Down Amount” means, on any Going Concern Discharge Date, the amount by which the Current Principal Amount of the relevant series of Securities per $1,000 in Original Principal Amount is to be reduced on such date, such amount being:

(a) the product of the Total Going Concern Write-Down Amount and a ratio, the numerator of which is the Current Principal Amount of the relevant series of Securities per $1,000 in Original Principal Amount, and the denominator of which is the sum of (i) the aggregate Current Principal Amount of the entire relevant series of Securities and (ii) the aggregate Current Principal Amount of any Going Concern Loss Absorbing Instruments (rounding any amount less than a whole cent up to the nearest whole cent); provided, however, that if there is outstanding any Going Concern Loss Absorbing Instrument that by its terms provides for the Write-Down or Conversion of such instrument in an amount greater than that which would have been applied to such instrument if such instrument contained terms substantially equivalent to the Going Concern Write-Down provisions applicable to the relevant series of Securities as set forth in this Article, then the Going Concern Write-Down Amount shall be the product of the Total Going Concern Write-Down Amount less the sum of the Current Principal Amounts of any Going Concern Loss Absorbing Instruments containing the above-mentioned terms that shall become subject to the Write-Down or Conversion as set forth above (and if the Total Going Concern Write-Down Amount less the said sum becomes less than zero, the Total Going Concern Write-Down Amount shall be zero) and a ratio, the numerator of which is the Current Principal Amount of the relevant series of Securities per $1,000 in Original Principal Amount, and the denominator of which is the sum of (i) the aggregate Current Principal Amount of the entire relevant series of Securities and (ii) the aggregate Current Principal Amount of any Going Concern Loss Absorbing Instruments (other than any such Going Concern Loss Absorbing Instruments containing the above-mentioned terms) (rounding any amount less than a whole cent up to the nearest whole cent); or

(b) if the amount set forth in (a) is equal to or greater than the Current Principal Amount of the relevant series of Securities per $1,000 in Original Principal Amount, then the amount necessary to reduce the Current Principal Amount of the relevant series of Securities to one cent per $1,000 in Original Principal Amount.

“Total Going Concern Write-Down Amount” means the amount determined by the Company after consultation with the FSA or any other relevant Japanese supervisory authority that would be sufficient in order to restore its Consolidated Common Equity Tier 1 Capital Ratio above 5.125% by the Going Concern Write-Down of all or part of the aggregate Current Principal Amount outstanding of the entire relevant series of Securities and the Write-Down or Conversion of all or part of the aggregate Current Principal Amount outstanding of any Going Concern Loss Absorbing Instrument.

For the purposes of the calculation of the Going Concern Write-Down Amount, the aggregate Current Principal Amount outstanding of the entire relevant series of Securities and the aggregate Current Principal Amount outstanding of any Going Concern Loss Absorbing Instruments that are not denominated in Japanese yen shall initially be calculated in Japanese yen, and the Going Concern Write-Down Amount shall be initially calculated in Japanese yen and converted into U.S. dollars or any other currency in which the relevant series of Securities are denominated, each in a manner that the Company deems appropriate.

Section 14.02. Notice of Going Concern Write-Down. As soon as practicable following the occurrence of a Capital Ratio Event, the Company shall give notice to DTC and the holders of the Securities via DTC (and send a copy to the Trustee for informational purposes), in the form attached as Exhibit D hereto (the “Going Concern Write-Down Notice”) (a) stating that a Capital Ratio Event has occurred and a Going Concern Write-Down will therefore take place or has therefore taken place, as applicable, on the Going Concern Discharge Date and (b) specifying the relevant Going Concern Discharge Date, the relevant Going Concern Write-Down Amount and the aggregate Current Principal Amount of the relevant series of Securities on the relevant Going Concern Discharge Date after giving effect to the relevant Going Concern Write-Down, in respect of the entire relevant series of the Securities. Any failure or delay by the Company to provide a Going Concern Write-Down Notice shall not change or delay the effect of the Capital Ratio Event on its payment obligations on the Securities.

Section 14.03. Going Concern Write-Down. Notwithstanding anything to the contrary contained herein or in the terms of the Securities, upon the occurrence of a Capital Ratio Event, no Current Principal Amount of, interest and other amounts under the relevant series of Securities shall thereafter become due to the extent related to the relevant Going Concern Write-Down Amount, and other than with respect to the Current Principal Amount, any Additional Amounts and interest that have become due and payable prior to the Capital Ratio Event and remain unpaid (as identified in (ii) below),

(a) the Holders or beneficial owners shall have no rights whatsoever under this Indenture or the Securities to take any action or enforce any rights or instruct the Trustee to take any action or enforce any rights whatsoever,

(b) except for any indemnity and/or security provided by any Holder or beneficial owner in such direction or related to such direction, any direction previously given to the Trustee by any Holders or beneficial owners shall cease automatically and shall be null and void and of no further effect,

(c) no Holder or beneficial owner may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Company arising under, or in connection with, the relevant series of Securities and each Holder or beneficial owner of the relevant series of Securities shall, by virtue of its holding of any such series of Securities, be deemed to have waived all such rights of set-off, compensation or retention, and

(d) no Holder or beneficial owner will be entitled to make any claim in any bankruptcy, insolvency or liquidation proceedings involving the Company or have any ability to initiate or participate in any such proceedings or do so through a representative, in each case, to the extent such right, instruction, exercise, claim or pleading pertains to the Current Principal Amount of the relevant series of Securities that has been or will be subject to a Going Concern Write-Down as a result of such Capital Ratio Event having occurred, or interest thereon (including Additional Amounts with respect thereto, if any), unless such Current Principal Amount has been reinstated, as set forth under Section 14.05.

On a Going Concern Discharge Date:

(i) the Current Principal Amount of the relevant series of Securities, except for principal that has become due and payable prior to the occurrence of the Capital Ratio Event and remain unpaid, will be written down by an amount equal to the relevant Going Concern Write-Down Amount, and the Company shall be discharged and released from any and all of its obligations to pay the Current Principal Amount of such series of Securities in an amount equal to the relevant Going Concern Write-Down Amount and the interest on such series of Securities (including Additional Amounts with respect thereto, if any) in an amount equal to the interest on the relevant Going Concern Write-Down Amount (including Additional Amounts with respect thereto, if any);

(ii) the Company’s obligations shall remain with respect to (A) any accrued and unpaid interest on or the Current Principal Amount of such series of Securities and (B) any Additional Amounts, in the case of each of subclauses (A) and (B) of this paragraph (ii), if and only to the extent that such interest or Additional Amounts or the Current Principal Amount, as applicable, is not written down, discharged or released pursuant to paragraph (i) above, or became due and payable to the holders of such series of Securities prior to the relevant Capital Ratio Event; and

(iii) the Holders and beneficial owners of such series of Securities will be deemed to irrevocably waive their right to receive or claim, and no longer have any rights against the Company with respect to, and cannot instruct the Trustee to enforce, repayment of the Current Principal Amount of or the interest on (including Additional Amounts with respect thereto, if any) such series of Securities written down, discharged or released pursuant to paragraph (i) above, and except as described in paragraph (ii) above, all rights of any Holder or beneficial owner for payment of any amounts under or in respect of the relevant series of Securities will become null and void, and any Holder or beneficial owner who has received such payment shall be obliged to return the amount so received immediately to the Company.

The events described in (i) through (iii) above are referred to as a “Going Concern Write-Down.”

A Capital Ratio Event may occur on any number of occasions and, accordingly, any series of Securities may be written down on any number of occasions. For the avoidance of doubt, the Current Principal Amount of any series of Securities may never be reduced to below one cent per $1,000 in Original Principal Amount as a result of any Going Concern Write-Down.

Section 14.04. Notice of Write-Up. As soon as practicable following the occurrence of a Write-Up Event, the Company shall give written notice to DTC and the holders of the Securities via DTC (and send a copy to Trustee for informational purposes), in the form attached as Exhibit E hereto (the “Write-Up Notice”) (a) stating that a Write-Up Event has occurred and a Write-Up will therefore take place on the Write-Up Date and (b) specifying the relevant Write-Up Date, the relevant Write-Up Amount and the Current Principal Amount of the relevant series of Securities on the relevant Write-Up Date after giving effect to the relevant Write-Up, in respect of the entire relevant series of the Securities.

A “Write-Up Event” shall be deemed to occur if and when the Company determines, in its sole discretion and in accordance with the Applicable Banking Regulations and other applicable laws and regulations, to reinstate an amount of principal of the relevant series of Securities that was previously subject to a Going Concern Write-Down after the Company obtains prior confirmation from the FSA or any other relevant Japanese governmental organizations that its Consolidated Common Equity Tier 1 Capital Ratio will remain at a sufficiently high level after giving effect to the relevant Write-Up of the relevant series of Securities (together with the write-up of any Write-Up Instruments).

“Write-Up Amount” means, on any Write-Up Date, the amount by which the Current Principal Amount of the relevant series of Securities per $1,000 in Original Principal Amount is to be increased on any such date, such amount being the product of the Total Write-Up Amount and a ratio, the numerator of which is $1,000 in Original Principal Amount of the relevant series of Securities minus the Current Principal Amount outstanding of the relevant series of Securities per $1,000 in Original Principal Amount, and the denominator of which is the sum of (i) the aggregate Original Principal Amount of the entire relevant series of Securities minus the aggregate Current Principal Amount outstanding of the entire relevant series of Securities and (ii) the aggregate Original Principal Amount of any Write-Up Instruments minus the aggregate Current Principal Amount outstanding of any Write-Up Instruments, each as of the date of the relevant Write-Up Event (rounding any amount less than a whole cent down to the nearest whole cent).

“Total Write-Up Amount” means the amount determined by the Company after consultation with the FSA or any other relevant Japanese governmental organizations by which the aggregate Current Principal Amount outstanding of the entire relevant series of Securities and the aggregate Current Principal Amount outstanding of any Write-Up Instruments is to be increased.

For the purposes of the calculation of the Write-Up Amount, the aggregate Original Principal Amount and the aggregate Current Principal Amount outstanding of the entire relevant series of Securities and the aggregate Original Principal Amount and the aggregate Current Principal Amount outstanding of any Write-Up Instruments that are not denominated in Japanese yen shall initially be calculated in Japanese yen, and the Write-Up Amount shall be initially calculated in Japanese yen and converted into U.S. dollars or any other currency in which the relevant series of Securities are denominated, each in a manner that the Company deems appropriate.

“Write-Up Instrument” means any Going Concern Loss Absorbing Instrument that includes provisions permitting the reinstatement of previously written-down principal amounts substantially similar to those applicable to the Securities.

“Write-Up Date” means the date that is determined by the Company in its sole discretion after consultation with the FSA or any other relevant Japanese governmental organizations and shall be no later than ten Business Days following the date of the relevant Write-Up Notice.

Section 14.05. Write-up upon a Write-Up Event. Subject to the Applicable Banking Regulations and other applicable laws and regulations, upon occurrence of a Write-Up Event, the Current Principal Amount of any series of outstanding Securities that have been subject to one or more Going Concern Write-Downs shall be increased, and an amount of principal that was previously subject to a Going Concern Write-Down shall be reinstated, in each case, by the relevant Write-Up Amount on the relevant Write-Up Date.

On the relevant Write-Up Date, claims of Holders of any series of Securities with respect to payments of principal of the relevant series of Securities that were previously waived upon the occurrence of a Going Concern Write-Down, and the Company’s obligations to pay the principal of the relevant series of Securities that were previously discharged and released upon the occurrence of a Going Concern Write-Down, shall be reinstated, and such waiver, discharge and release previously given or granted shall be of no further effect, without any retroactive effect, in each case, only to the extent of the relevant Write-Up Amount.

The events described in the preceding two paragraphs are referred to as a “Write-Up.”

Any series of Securities may be subject to one or more Write-Ups, but in no event shall the Current Principal Amount of such series of Securities, after giving effect to any Write-Up, exceed the Original Principal Amount of such series of Securities.

Notwithstanding anything to the contrary contained herein or in the terms of the Securities, no Write-Up Event shall occur (i) after any date fixed for redemption, (ii) after any claim of Holders of any series of Securities becomes due and payable pursuant to the subordination provisions under Article 12, or (iii) after an occurrence of a Viability Event or a Bankruptcy Event.

Section 14.06. Additional Provisions Relating to a Going Concern Write-Downs and Write-Ups.

(a) Going Concern Write-Down Procedure and Write-Up Procedure for Securities while held through DTC.

A Going Concern Write-Down Notice or Write-Up Notice delivered to DTC by the Company shall (i) request that, as soon as practicable following its receipt of the Going Concern Write-Down Notice or Write-Up Notice, DTC post the Going Concern Write-Down Notice or Write-Up Notice on its Reorganization Inquiry for Participants System (or such other system as DTC uses for providing notices to holders of securities), (ii) request that DTC transmit the Going Concern Write-Down Notice or Write-Up Notice to the direct participants of DTC holding the relevant series of Securities at such time pursuant to DTC’s rules and procedures, and (iii) request that DTC mark-down or mark-up all positions relating to the relevant series of Securities on DTC’s records on the Going Concern Discharge Date or Write-Up Date to reflect the Going Concern Write-Down or the Write-Up. To the extent that there has been a variation to DTC’s rules and procedures, the instructions of the Company shall vary to accord to the then applicable rules and regulations of DTC.

The Company shall also promptly send a copy of the Going Concern Write-Down Notice or Write-Up Notice to the Trustee for informational purposes only.

By its acquisition of the Securities, whether upon original issue or upon transfer, assignment or exchange thereof, each Holder shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Securities, the Trustee and the Agents to take any and all necessary action, if required, to effectuate (i) the Going Concern Write-Down or Write-Up and (ii) the mark-down or mark-up all positions relating to the Securities on DTC’s records to reflect the Going Concern Write-Down or Write-Up.

The Company and each Holder or beneficial owner of a Security acknowledge and agree that, following the receipt of a Going Concern Write-Down Notice by DTC setting forth that the Current Principal Amount of any series of Securities will be reduced to one cent per $1,000 in Original Principal Amount and the commencement of the Suspension Period, DTC will suspend all clearance and settlement of any series of Securities through DTC for the duration of the Suspension Period.

The Registrar will reflect a Going Concern Write-Down or Write-Up on the Register pursuant to the provisions of Section 2.08 on the Going Concern Discharge Date or Write-Up Date following receipt by the Trustee of the Going Concern Write-Down Notice or Write-Up Notice from the Company for informational purposes and after DTC’s records have reflected the Going Concern Write-Down or Write-Up.

(b) Going Concern Write-down Procedure and Write-Up Procedure for Securities held in the form of certificated securities.

To the extent that the Securities are held in the form of certificated securities, the Company shall request a copy of the Register and deliver the Going Concern Write-Down Notice or Write-Up Notice (as amended to reflect that the Securities are no longer in global form or held through DTC) to the Holders and a copy thereof to the Trustee for informational purposes.

On the Business Day on which such Going Concern Write-Down Notice or Write-Up Notice is delivered to the Trustee, the Trustee shall inform the Registrar of the receipt of the Going Concern Write-Down Notice or Write-Up Notice and the Registrar shall with effect from the open of business on the next following Business Day cease to register any attempted transfer of any Securities.

By its acquisition of the Securities, whether upon original issue or upon transfer, assignment or exchange thereof, each Holder or beneficial owner shall be deemed to have authorized, directed and requested the Trustee and the Agents and any other intermediary through which it holds such Securities to take any and all necessary action, if required, to effectuate the Going Concern Write-Down or Write-Up as of the Going Concern Discharge Date or Write-Up Date.

The Registrar will reflect a Going Concern Write-Down or Write-Up on the Register on the Going Concern Discharge Date or Write-Up Date following receipt of the Going Concern Write-Down Notice or Write-Up Notice by the Trustee pursuant to the provisions of Section 2.08.

All authority conferred or agreed to be conferred by each Holder pursuant to this Section 14.06, including the consents given by such Holder, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder.

(c) Upon occurrence of a Capital Ratio Event and delivery of the related Going Concern Write-Down Notice by the Company to the Trustee, any and all moneys deposited with the Trustee (and held by it or any Paying Agent) for the payment of any amounts under the Securities that has not become due and payable prior to the date of such Capital Ratio Event shall be returned promptly to the Company. For the avoidance of doubt, a

Capital Ratio Event and the occurrence of a Going Concern Write-Down shall not constitute a default or breach under this Indenture.

(d) By its acquisition of the Securities, whether upon original issue or upon transfer, assignment or exchange thereof, each Holder, to the extent permitted by applicable laws and regulations:

(i) waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes or abstains from taking, in either case solely in accordance and in connection with a Going Concern Write-Down and a Write-Up, as the case may be;

(ii) agrees to be bound by and consents to the Going Concern Write-Down that will result in the cancellation of the principal amount of, or interest on the relevant series of Securities to the extent of the relevant Going Concern Write-Down Amount or interest thereon (other than payments of Current Principal Amount, any Additional Amounts and interest that have become due and payable prior to the Capital Ratio Event and remain unpaid); and

(iii) agrees that upon the occurrence of a Capital Ratio Event, (x) the Capital Ratio Event does not constitute an event of default or breach, (y) the Trustee shall not be required to take any further directions from the holders of the Securities under Sections 4.09 and 5.02 of this Indenture, which sections authorize the Holders to direct certain actions relating to the Securities, and (z) this Indenture shall impose no duties upon the Trustee whatsoever solely with respect to the Going Concern Write-Down.

(e) The Trustee has no responsibility for nor liability with respect to actions taken or not taken by the DTC or any other clearing system or its participants or members or any broker-dealers with respect to the notification or implementation of a Going Concern Write-Down or a Write-Up, nor any application of funds or delivery of notices prior to a Going Concern Write-Down or a Write-Up, or with respect to the return of any amount that was paid to any Holder following a Capital Ratio Event in excess of the amount that should have been paid to such Holder based on the proper application of this Article.

(f) Notwithstanding any delay in, or unavailability of procedures of, DTC, any other clearing system or the Registrar reflecting the Going Concern Write-Down on its systems, the Going Concern Write-Down shall take place on the relevant Going Concern Discharge Date.

(g) All authority conferred or agreed to be conferred by each Holder pursuant to this Article, including the consents given by such Holder, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder.

(h) None of the Trustee, the Paying Agent and the Registrar shall be under any duty to determine, monitor or report whether a Capital Ratio Event or Write-Up Event has occurred or circumstances exist which may lead to the occurrence of a Capital Ratio Event or a Write-Up and will not be responsible or liable to the Holders or any other person for any loss arising from any failure by it to do so. Unless and until the Trustee receives a Going Concern Write-Down Notice in accordance with Section 14.02, the Trustee shall be entitled to assume that no Capital Ratio Event or other such event or circumstance has occurred or exists. The Trustee shall be entitled, without further enquiry and without liability to any Holder or any other person, to rely on any Going Concern Write-Down Notice and each such Going Concern Write-Down Notice shall be conclusive evidence of the occurrence of the Capital Ratio Event. Unless and until the Trustee receives a Write-Up Notice in accordance with Section 14.04, the Trustee shall be entitled to assume that no Write-Up Event or other such event or circumstance has occurred or exists. The Trustee shall be entitled, without further enquiry and without liability to any Holder or any other person, to rely on any Write-Up Notice and each such Write-Up Notice shall be conclusive evidence of the occurrence of the Write-Up Event. Each of the Trustee, the Paying Agent, the Registrar, DTC and any other relevant clearing system shall be entitled without further enquiry and without liability to any Holder or any other person to rely conclusively on any Going Concern Write-Down Notice or

Write-Up Notice, and the same shall be conclusive and binding on Holders. So long as such Securities are held in global form, neither the Trustee, the Paying Agent, the Registrar nor any common depository nor any registered holder thereof shall, in any circumstances, be responsible or liable to the Holders or any other person for any act, omission or default by DTC or any other relevant clearing system, or its respective participants, members, any broker-dealer or any other relevant third party with respect to the notification and/or implementation of any Going Concern Write-Down or Write-Up by any of them in respect of such Securities.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

MIZUHO FINANCIAL GROUP, INC.

By:
Name:
Title:

[Signatures continue on next page]

[Signature page to Indenture]

THE BANK OF NEW YORK MELLON as Trustee

By:
Name:
Title:

[End of Signatures]

[Signature page to Indenture]

EXHIBIT A

FORM OF OFFICER’S CERTIFICATE OF MIZUHO FINANCIAL GROUP, INC.

PURSUANT TO SECTION 3.06

Date: [●]

Pursuant to Section 3.06 of the perpetual subordinated indenture dated as of [     ] (the “Indenture”), between Mizuho Financial Group, Inc. (the “Company”) and The Bank of New York Mellon, as trustee, relating to the issuance of $[  ] aggregate principal amount of [[ ]%] [floating rate] perpetual subordinated notes issued on 20[  ] (the “Securities”), I hereby certify, in my capacity as a Responsible Officer of the Company (as defined in the Indenture), that:

As of the date hereof, the Company [is in compliance with all conditions and covenants on its part under the Indenture.][is not in compliance with all conditions and covenants under the Indenture, details of each such breach (as defined in the Indenture) and the nature and status thereof specified below: [      ]]

[Signature page follows]

A-1

IN WITNESS WHEREOF, the undersigned has executed this compliance certificate as of the date set forth above.

By:
Name: [ ]
Title: [ ]

A-2

EXHIBIT B

FORM OF CANCELLATION OF INTEREST PAYMENT NOTICE PURSUANT TO SECTION 3.171

NOTICE TO DTC, TRUSTEE AND AGENTS AND FOR PUBLICATION

AS A NOTICE TO HOLDERS AND BENEFICIAL OWNERS OF THE NOTES

[Company Letterhead]

To: The Depository Trust Company

55 Water Street, 25th Floor

New York, NY 10041-0099

Attn: Mandatory Reorganization Department

Fax: +1-212-855-5488

Email: mandatoryreorgannouncements@dtcc.com [* In the case of certificated securities, this notice shall be sent directly to Holders and references to DTC herein shall be amended accordingly.]

The Bank of New York Mellon

(as Trustee, Paying Agent, Registrar and Transfer Agent)

240 Greenwich Street

New York, NY 10286

United States of America

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +1-212-815-5915

with a copy to its Specified Corporate Trust Office:

The Bank of New York Mellon, Singapore Branch

One Temasek Avenue, #02-01 Millenia Tower, Singapore 039192

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +65 6883 0338

Email: ctsgclientservice@bnymellon.com

Re: Mizuho Financial Group, Inc.’s [U.S.$/another currency][●]2 [ [●]%] [Floating Rate] [Perpetual Subordinated Notes] (CUSIP: [●]; ISIN: [●]) – Notice to DTC, the Trustee, the Agents and Holders and Beneficial Owners of the Notes of [Optional]/[Mandatory] Cancellation of Interest Payment

This notice is in relation to Mizuho Financial Group, Inc.’s [U.S.$/another currency] [●] [[●]%] [floating rate] [perpetual subordinated notes] (CUSIP: [●]; ISIN: [●]) issued on [●], 20[●] (the “Notes”) pursuant to the perpetual subordinated indenture, dated [ ] (the “Indenture”) between Mizuho Financial Group, Inc. (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), and offered and sold pursuant to the prospectus supplement dated [●], 20[●] and the accompany prospectus dated [●], 20[●]. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Indenture.

[1]

Note: Prior to sending this notice, the Company (or another party on its behalf) should contact DTC (Mandatory Reorganization Announcement Manager, +1-212-855-1000) to notify them of the occurrence of a cancellation of interest payment and to reconfirm the address above. This notice is subject to modification if the Notes are in definitive form or if DTC’s procedures change following the date of this Indenture.

[2]	Note: Insert the aggregate principal amount of the Notes outstanding at the time of interest cancellation (reflecting any repurchase or write-down/write-up prior thereto).

[in the case of an optional cancellation of interest pursuant to [Section 3.11] of the Indenture:]

The Company hereby notifies The Depository Trust Company (“DTC”), the Trustee, the Agents and the Holders and beneficial owners of the Notes that it has determined, in its sole discretion to cancel [all of/a part of] the payment of interest scheduled to be made on the Notes on [●], 20[●] (the “Interest Payment Date”) pursuant to Section [3.11] of the Indenture.

Accordingly, [no interest will be payable with respect to the Notes on the Interest Payment Date / the amount of interest scheduled to be paid on the Notes on the Interest Payment Date has been cancelled and is no longer payable in the aggregate amount of $[●] in respect of the entire Notes, and the aggregate amount of interest on the entire Notes that is to be paid on the Interest Payment Date is $[●]].

[in the case of a mandatory cancellation of interest pursuant to Section 3.12 of the Indenture:]

The Company hereby notifies The Depositary Trust Company (“DTC”), the Trustee, the Agents and the Holders and beneficial owners of the Notes that, due to the Interest Payable Amount Limitation, it is prohibited from paying and has cancelled [all of/a part of] the payment of interest scheduled to be made on the Notes on [●], 20[●] (the “Interest Payment Date”) pursuant to [Section 3.12] of the Indenture.

The Interest Payable Amount applicable to the entire Notes on the Interest Payment Date is [describe the Interest Payable Amount applicable to the entire Notes on the Interest Payment Date] and, accordingly, the Company is prohibited from paying and has cancelled [all of][part of] the interest on the Notes on the Interest Payment Date in the aggregate amount of $[●] in respect of the entire Notes, as such amount exceeds the Interest Payable Amount applicable to the entire Notes on the Interest Payment Date.

[in either case]

Any interest amount (including Additional Amounts with respect thereto, if any), the payment of which is cancelled, will be deemed not to have accrued and will not be due and payable at any time hereafter, and the Company shall be discharged and released from any and all of its obligations to pay such cancelled interest (and Additional Amounts with respect thereto, if any) on the Notes.

If any payment of interest in respect of the Notes all or part of which should have not been paid to a Holder or beneficial owner upon the proper application of the [optional/mandatory] interest payment cancellation provisions in the Indenture is made to such Holder or beneficial owner, such payment shall be deemed null and void, and such Holder or beneficial owner or the Trustee or Paying Agent (to the extent it has not paid such amount to any Holder) shall be obliged to return the amount of the payment immediately to the Company.

The Company hereby instructs DTC, the Trustee and the Paying Agent to take any and all necessary action to implement such interest payment cancellation of the Notes as set forth above pursuant to DTC’s rules and procedures.

The Company further requests DTC to post this notice on its Reorganization Inquiry for Participants System (or such other system as DTC uses for providing notices to Holders of the Notes) and to transmit this notice to the participants of DTC holding positions in the Notes pursuant to DTC’s rules and procedures.

Should DTC, the Trustee or any Holders or beneficial owners of the Notes have any inquiries, please contact:

[Company Contact Person]

[Telephone]

[Fax]

[Email]

*

The CUSIP number and ISIN appearing in this notice have been assigned to the Notes by organizations not affiliated with the Company and is included solely for the convenience of the Holders of the Notes. The Company will not be responsible for the selection or use of this CUSIP number or ISIN, nor is any representation made as to the correctness or accuracy of the same on the Notes or as indicated in this notice. The cancellation of payment of interest on the Notes will not be affected by any defect in or omission of such numbers.

Dated:

By:
Name:
Title:

EXHIBIT C

FORM OF WRITE-DOWN AND CANCELLATION NOTICE PURSUANT TO SECTION 13.023

NOTICE TO DTC, TRUSTEE AND AGENTS AND FOR PUBLICATION

AS A NOTICE TO HOLDERS AND BENEFICIAL OWNERS OF THE NOTES

[Company Letterhead]

To: The Depository Trust Company

55 Water Street, 25th Floor

New York, NY 10041-0099

Attn: Mandatory Reorganization Department

Fax: +1-212-855-5488

Email: mandatoryreorgannouncements@dtcc.com [* In the case of certificated securities, this notice shall be sent directly to Holders and references to DTC herein shall be amended accordingly.]

The Bank of New York Mellon

(as Trustee, Paying Agent, Registrar and Transfer Agent)

240 Greenwich Street

New York, NY 10286

United States of America

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +1-212-815-5915

with a copy to its Specified Corporate Trust Office:

The Bank of New York Mellon, Singapore Branch

One Temasek Avenue, #02-01 Millenia Tower, Singapore 039192

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +65 6883 0338

Email: ctsgclientservice@bnymellon.com

Re: Mizuho Financial Group, Inc.’s [U.S.$/another currency][●]4 [[●]%] [Floating Rate] [Perpetual Subordinated Notes] (CUSIP: [●]; ISIN: [●]) – Notice to DTC, the Trustee, the Agents and Holders and Beneficial Owners of the Notes of the Occurrence of a Viability Event or Bankruptcy Event and Write-Down and Cancellation of the Notes

This notice is in relation to Mizuho Financial Group, Inc.’s [U.S.$/another currency] [●] [[●]%] [floating rate] [perpetual subordinated notes] (CUSIP: [●]; ISIN: [●]) issued on [●], 20[●] (the “Notes”) pursuant to the perpetual subordinated indenture, dated [ ] (the “Indenture”) between Mizuho Financial Group, Inc. (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), and offered and sold pursuant to the prospectus supplement dated [●], 20[●] and the accompany prospectus dated [●], 20[●]. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Indenture.

The Company hereby notifies The Depository Trust Company (“DTC”), the Trustee, the Agents and the Holders and beneficial owners of the Notes that [a Viability Event has occurred with respect to the Notes and the

[3]

Note: Prior to sending this notice, the Company (or another party on its behalf) should contact DTC (Mandatory Reorganization Announcement Manager, +1-212-855-1000) to notify them of the occurrence of a Viability Event or Bankruptcy Event and to reconfirm the address above. This notice is subject to modification if the Notes are in definitive form or if DTC’s procedures change following the date of this Indenture.

[4]	Note: Insert the aggregate principal amount of the Notes outstanding at the time of write-down and cancellation (reflecting any repurchase or write-down/write-up prior thereto).

Write-Down and Cancellation will therefore take place on the Discharge and Cancellation Date, which has been determined to be [insert the Discharge and Cancellation Date] / a Bankruptcy Event has occurred with respect to the Notes and the Write-Down and Cancellation has therefore taken place on [insert date (and time, if practicably possible) of Bankruptcy Event]].

[On [insert Discharge and Cancellation Date] (the “Discharge and Cancellation Date”) / Immediately upon the occurrence of the Bankruptcy Event], (i) the full principal amount of the Notes will be permanently written down to zero, the Company shall be discharged and released from any and all of its obligations to pay principal of, interest on and any other amount under the Notes (including Additional Amounts with respect thereto, if any), and the Notes will be cancelled, (ii) the Company’s obligations shall remain with respect to (A) any accrued and unpaid interest on or principal of the Notes and (B) any Additional Amounts, in the case of each of subclauses (A) and (B) of this paragraph (ii), if and only to the extent that such interest, principal or Additional Amounts, as applicable, has become due and payable to the Holders prior to the [Viability Event][Bankruptcy Event], and remain unpaid, and (iii) the Holders and beneficial owners of the Notes will be deemed to have irrevocably waived their right to claim or receive, and no longer have any rights against the Company with respect to, and cannot instruct the Trustee to enforce, repayment of principal of, or interest on or any other amount under the Notes (including Additional Amounts with respect thereto, if any) written down, discharged or released pursuant to paragraph (i) above, and except as described in paragraph (ii) above, all rights of any Holder or beneficial owner for payment of any amounts under or in respect of the Notes will become null and void, and any Holder or beneficial owner who has received such payment shall be obliged to return the amount so received immediately to the Company.

The Company hereby instructs DTC to commence the Suspension Period by implementing a “chill” on the clearance and settlement of the Notes within DTC. The Suspension Period shall commence on the New York Banking Day immediately following the date on which this notice is received by DTC, or, if DTC so determines in its discretion in accordance with its rules and procedures, on the second (2nd) New York Banking Day immediately following the date on which this notice is received by DTC, and end [[in case of the occurrence of a Viability Event] on the Discharge and Cancellation Date/[in case of the occurrence of a Bankruptcy Event] on the date on which DTC writes down the full principal amount of the Notes to zero and cancels the Notes pursuant to its rules and procedures]. The Holders and beneficial owners of the Notes will not be able to settle the transfer of any Notes through DTC upon commencement of the Suspension Period, and any sale or other transfer of the Notes that a Holder or beneficial owner of the Notes may have initiated prior to the commencement of the Suspension Period that is scheduled to settle during the Suspension Period will be rejected by, and will not be settled within, DTC.

Further, DTC is hereby instructed to write-down all participants’ positions held in the Notes on DTC’s records as of [the Discharge and Cancellation Date/the date (and time, if practicably possible) of the occurrence of the Bankruptcy Event].

The Company hereby instructs the Paying Agent and Registrar to cancel the Notes and to make appropriate notations in the Register in accordance with the provisions of the Indenture as of [the Discharge and Cancellation Date / the date (and time, if practicably possible) of the occurrence of the Bankruptcy Event]. The Company requests that the Paying Agent and Registrar certifies that the Notes have been so cancelled and disposed of.

[Upon cancellation of the Notes / Immediately upon the occurrence of the Bankruptcy Event], the Notes shall become null and void.

The Company further requests DTC to post this notice on its Reorganization Inquiry for Participants System (or such other system as DTC uses for providing notices to Holders of the Notes) and to transmit this notice to the participants of DTC holding positions in the Notes pursuant to DTC’s rules and procedures.

Should DTC, the Trustee or any Holders or beneficial owners of the Notes have any inquiries, please contact:

[Company Contact Person]

[Telephone]

[Fax]

[Email]

*

The CUSIP number and ISIN appearing in this notice have been assigned to the Notes by organizations not affiliated with the Company and is included solely for the convenience of the Holders of the Notes. The Company will not be responsible for the selection or use of this CUSIP number or ISIN, nor is any representation made as to the correctness or accuracy of the same on the Notes or as indicated in this notice. The Write-Down and Cancellation of the Notes will not be affected by any defect in or omission of such numbers.

Dated:

By:
Name:
Title:

EXHIBIT D

FORM OF GOING CONCERN WRITE-DOWN NOTICE PURSUANT TO SECTION 14.025

NOTICE TO DTC, TRUSTEE AND AGENTS AND FOR PUBLICATION

AS A NOTICE TO HOLDERS AND BENEFICIAL OWNERS OF THE NOTES

[Company Letterhead]

To: The Depository Trust Company

55 Water Street, 25th Floor

New York, NY 10041-0099

Attn: Mandatory Reorganization Department

Fax: +1-212-855-5488

Email: mandatoryreorgannouncements@dtcc.com [* In the case of certificated securities, this notice shall be sent directly to Holders and references to DTC herein shall be amended accordingly.]

The Bank of New York Mellon

(as Trustee, Paying Agent, Registrar and Transfer Agent)

240 Greenwich Street

New York, NY 10286

United States of America

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +1-212-815-5915

with a copy to its Specified Corporate Trust Office:

The Bank of New York Mellon, Singapore Branch

One Temasek Avenue, #02-01 Millenia Tower, Singapore 039192

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +65 6883 0338

Email: ctsgclientservice@bnymellon.com

Re: Mizuho Financial Group, Inc.’s [U.S.$ /another currency][●]6 [●]% [Floating Rate] [Perpetual Subordinated Notes] (CUSIP: [●]; ISIN: [●]) – Notice to DTC, the Trustee, the Agents and Holders and Beneficial Owners of the Notes of the Occurrence of a Capital Ratio Event and Going Concern Write-Down of the Notes

This notice is in relation to Mizuho Financial Group, Inc.’s [U.S.$/another currency][●] [[●]%] [floating rate] [perpetual subordinated notes] (CUSIP: [●]; ISIN: [●]) issued on [●], 20[●] (the “Notes”) pursuant to the perpetual subordinated indenture, dated [ ] (the “Indenture”) between Mizuho Financial Group, Inc. (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), and offered and sold pursuant to the prospectus supplement dated [●], 20[●] and the accompany prospectus dated [●], 20[●]. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Indenture.

[5]

Note: Prior to sending this notice, the Company (or another party on its behalf) should contact DTC (Mandatory Reorganization Announcement Manager, +1-212-855-1000) to notify them of the occurrence of a Capital Ratio Event and to reconfirm the address above. This notice is subject to modification if the Notes are in definitive form or if DTC’s procedures change following the date of this Indenture.

[6]	Note: Insert the aggregate principal amount of the Notes outstanding at the time of write-up (reflecting any repurchase or write-down/write-up prior thereto).

The Company hereby notifies The Depository Trust Company (“DTC”), the Trustee, the Agents and the Holders and beneficial owners of the Notes that (i) [a Capital Ratio Event has occurred with respect to the Notes and the Going Concern Write-Down will therefore take place on the Going Concern Discharge Date, which has been determined to be [insert the Going Concern Discharge Date] / a Capital Ratio Event has occurred with respect to the Notes and the Going Concern Write-Down has therefore taken place on [insert date (and time, if practicably possible) of Capital Ratio Event], and (ii) the aggregate Going Concern Write-Down Amount, and the aggregate Current Principal Amount of the Notes on the Going Concern Discharge Date after giving effect to such Going Concern Write-Down, each in respect of the entire Notes, have been determined to be $[describe the aggregate Going Concern Write-Down Amount in respect of the entire Notes] and $[describe the aggregate Current Principal Amount of the entire Notes on the Going Concern Discharge Date after giving effect to such Going Concern Write-Down], respectively.

[in the case of a full write-down after this Going Concern Write-Down:]

On [insert Going Concern Discharge Date] (the “Going Concern Discharge Date”), (i) the Current Principal Amount of the Notes per $1,000 in Original Principal Amount, except for principal that has become due and payable prior to the occurrence of the Capital Ratio Event and remains unpaid, will be written down to one cent per $1,000 in Original Principal Amount, and interest shall cease to accrue on the Notes, the Company shall be discharged and released from any and all of its obligations to pay the Current Principal Amount of the Notes in an amount so written down and interest on the Notes (including Additional Amounts with respect thereto, if any), (ii) the Company’s obligations shall remain with respect to (A) any accrued and unpaid interest on or the Current Principal Amount of the Notes and (B) any Additional Amounts, in the case of each of subclauses (A) and (B) of this paragraph (ii), if and only to the extent that such interest or Additional Amounts or the Current Principal Amount, as applicable, is not written down, discharged or released pursuant to paragraph (i) above, or became due and payable to the holders of the Notes prior to the Capital Ratio Event, and (iii) the Holders and beneficial owners of the Notes will be deemed to have irrevocably waived their right to claim or receive, and no longer have any rights against the Company with respect to, and cannot instruct the Trustee to enforce, repayment of the Current Principal Amount of the Notes or interest on the Notes (including Additional Amounts with respect thereto, if any) written down, discharged or released pursuant to paragraph (i) above, and except as described in paragraph (ii) above, all rights of any Holder or beneficial owner for payment of any amounts under or in respect of the Notes will become null and void, and any Holder or beneficial owner who has received such payment shall be obliged to return the amount so received immediately to the Company.

DTC is hereby instructed to (i) write down all participants’ positions held in the Notes on DTC’s records to one cent per $1,000 in Original Principal Amount as of the Going Concern Discharge Date and (ii) commence the Suspension Period by implementing a “chill” on the clearance and settlement of the Notes within DTC. The Suspension Period shall commence on the New York Banking Day immediately following the date on which this notice is received by DTC, or, if DTC so determines in its discretion in accordance with its rules and procedures, on the second (2nd) New York Banking Day immediately following the date on which this notice is received by DTC, and end in accordance with any further instruction given by the Company relating to any subsequent interest period during which a Write-Up Event occurs. The Holders and beneficial owners of the Notes will not be able to settle the transfer of any Notes through DTC upon commencement of the Suspension Period, and any sale or other transfer of the Notes that a Holder or beneficial owner of the Notes may have initiated prior to the commencement of the Suspension Period that is scheduled to settle during the Suspension Period will be rejected by, and will not be settled within, DTC.

The Company hereby instructs the Paying Agent and Registrar to make appropriate notations in the Register in accordance with the provisions of the Indenture as of the Going-Concern Discharge Date.

Further, the Company hereby instructs DTC, the Trustee and the Paying Agent to take any and all necessary action to implement an interest payment cancellation of the Notes in accordance with the provisions of the Indenture and DTC’s rules and procedures.

[in the case of a partial write-down after this Going Concern Write-Down:]

On [insert Going Concern Discharge Date] (the “Going Concern Discharge Date”), (i) the Current Principal Amount of the Notes per $1,000 in Original Principal Amount, except for principal that has become due and payable prior to the occurrence of the Capital Ratio Event and remain unpaid, will be written down by $[●] per $[●]7 (the “Going Concern Write-Down Amount”), which is the Current Principal Amount per $1,000 in Original Principal Amount, and the Company shall be discharged and released from any and all of its obligations to pay the Current Principal Amount of the Notes in an amount equal to the Going Concern Write-Down Amount and the interest on the Notes (including Additional Amounts with respect thereto, if any) in an amount equal to the interest on the Going Concern Write-Down Amount (including Additional Amounts with respect thereto, if any), (ii) the Company’s obligations shall remain with respect to (A) any accrued and unpaid interest on or the Current Principal Amount of Notes and (B) any Additional Amounts, in the case of each of subclauses (A) and (B) of this paragraph (ii), if and only to the extent that such interest or Additional Amounts or the Current Principal Amount, as applicable, is not written down, discharged or released pursuant to paragraph (i) above, or became due and payable to the holders of the Notes prior to the Capital Ratio Event, and (iii) the Holders and beneficial owners of the Notes will be deemed to have irrevocably waived their right to claim or receive, and no longer have any rights against the Company with respect to, and cannot instruct the Trustee to enforce, repayment of the Current Principal Amount of the Notes or interest on the Notes (including Additional Amounts with respect thereto, if any) written down, discharged or released pursuant to paragraph (i) above, and except as described in paragraph (ii) above, all rights of any Holder or beneficial owner for payment of any amounts under or in respect of the Notes will become null and void, and any Holder or beneficial owner who has received such payment shall be obliged to return the amount so received immediately to the Company.

DTC is hereby instructed to write down all participants’ positions held in the Notes on DTC’s records by an amount equal to the Going Concern Write-Down Amount (as described above) as of the Going-Concern Discharge Date.

The Company hereby instructs the Paying Agent and Registrar to make appropriate notations in the Register in accordance with the provisions of the Indenture as of the Going-Concern Discharge Date.

Further, the Company hereby instructs DTC, the Trustee and the Paying Agent to take any and all necessary action to implement interest payments based on the Current Principal Amount of the Notes in accordance with the provisions of the Indenture and DTC’s rules and procedures.

Interest on the Notes payable on or after the occurrence of the Capital Ratio Event shall be paid pursuant to [Section 3.13] and other provisions of the Indenture.

[in either case:]

The Company further requests DTC to post this notice on its Reorganization Inquiry for Participants System (or such other system as DTC uses for providing notices to Holders of the Notes) and to transmit this notice to the participants of DTC holding positions in the Notes pursuant to DTC’s rules and procedures.

[7]	Note: Describe the Going Concern Write-Down Amount, and insert the Current Principal Amount per $1,000 in Original Principal Amount of the Notes.

Should DTC, the Trustee or any Holders or beneficial owners of the Notes have any inquiries, please contact:

[Company Contact Person]

[Telephone]

[Fax]

[Email]

*

The CUSIP number and ISIN appearing in this notice have been assigned to the Notes by organizations not affiliated with the Company and is included solely for the convenience of the Holders of the Notes. The Company will not be responsible for the selection or use of this CUSIP number or ISIN, nor is any representation made as to the correctness or accuracy of the same on the Notes or as indicated in this notice. The Going Concern Write-Down of the Notes will not be affected by any defect in or omission of such numbers.

Dated:

By:
Name:
Title:

EXHIBIT E

FORM OF WRITE-UP NOTICE PURSUANT TO SECTION 14.048

NOTICE TO DTC, TRUSTEE AND AGENTS AND FOR PUBLICATION

AS A NOTICE TO HOLDERS AND BENEFICIAL OWNERS OF THE NOTES

[Company Letterhead]

To: The Depository Trust Company

55 Water Street, 25th Floor

New York, NY 10041-0099

Attn: Mandatory Reorganization Department

Fax: +1-212-855-5488

Email: mandatoryreorgannouncements@dtcc.com [* In the case of certificated securities, this notice shall be sent directly to Holders and references to DTC herein shall be amended accordingly.]

The Bank of New York Mellon

(as Trustee, Paying Agent, Registrar and Transfer Agent)

240 Greenwich Street

New York, NY 10286

United States of America

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +1-212-815-5915

with a copy to its Specified Corporate Trust Office:

The Bank of New York Mellon, Singapore Branch

One Temasek Avenue, #02-01 Millenia Tower, Singapore 039192

Attention: Global Corporate Trust – Mizuho Financial Group, Inc.

Fax: +65 6883 0338

Email: ctsgclientservice@bnymellon.com

Re: Mizuho Financial Group, Inc.’s [U.S.$/another currency] [●]9 [●]% [Floating Rate] [Perpetual Subordinated Notes] (CUSIP: [●]; ISIN: [●]) – Notice to DTC, the Trustee, the Agents and Holders and Beneficial Owners of the Notes of the Occurrence of a Write-Up Event and Write-Up of the Notes

This notice is in relation to Mizuho Financial Group, Inc.’s [U.S.$]/another currency] [●] [●]% [floating rate] [perpetual subordinated notes] (CUSIP: [●]; ISIN: [●]) issued on [●], 20[●] (the “Notes”) pursuant to the perpetual subordinated indenture, dated [     ] (the “Indenture”) between Mizuho Financial Group, Inc. (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), and offered and sold pursuant to the prospectus supplement dated [●], 20[●] and the accompany prospectus dated [●], 20[●]. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Indenture.

The Company hereby notifies The Depository Trust Company (“DTC”), the Trustee, the Agents and the Holders and beneficial owners of the Notes that (i) a Write-Up Event has occurred with respect to the Notes and

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Note: Prior to sending this notice, the Company (or another party on its behalf) should contact DTC (Mandatory Reorganization Announcement Manager, +1-212-855-1000) to notify them of the occurrence of a Write-Up Event and to reconfirm the address above. This notice is subject to modification if the Notes are in definitive form or if DTC’s procedures change following the date of this Indenture.

[9]	Note: Insert the aggregate principal amount of the Notes outstanding at the time of write-up (reflecting any repurchase or write-down/write-up prior thereto).

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the Write-Up will therefore take place on the Write-Up Date, which has been determined to be [insert the Write-Up Date], and (ii) the aggregate Write-Up Amount, and the aggregate Current Principal Amount of the Notes on the Write-Up Date after giving effect to the Write-Up, each in respect of the entire Notes, have been determined to be $[describe the aggregate Write-Up Amount in respect of the Notes] and $[describe the aggregate Current Principal Amount of the Notes on the Write-Up Date after giving effect to such Write-Up], respectively.

On [insert the Write-Up Date] (the “Write-Up Date”), the Current Principal Amount of the outstanding Notes per $1,000 in Original Principal Amount that have been subject to one or more Going Concern Write-Downs will be increased by $[●] per $[●]10 (the “Write-Up Amount”), which is the Current Principal Amount per $1,000 in Original Principal Amount.

DTC is hereby instructed to write up all participants’ positions held in the Notes on DTC’s records by an amount equal to the relevant Write-Up Amount as of the Write-Up Date. As set forth in the Indenture and the Notes, on the Write-Up Date, claims of Holders of the Notes with respect to payments of principal of the Notes that were previously waived upon the occurrence of one or more Going Concern Write-Downs, and the Company’s obligations to pay the principal of the Notes that were previously discharged and released upon the occurrence of one or more Going Concern Write-Downs, shall be reinstated, and such waiver, discharge and release previously given or granted shall be of no further effect, without any retroactive effect, in each case, only to the extent of the Write-Up Amount.

The Company hereby instructs the Paying Agent and Registrar to make appropriate notations in the Register in accordance with the provisions of the Indenture as of the Write-Up Date.

The Company hereby instructs DTC, the Trustee and the Paying Agent to take any and all necessary action to implement interest payments based on the Current Principal Amount of the Notes in accordance with the provisions of the Indenture and DTC’s rules and procedures.

Interest on the Notes payable on or after the occurrence of the Write-Up Event shall be paid pursuant to [Section 3.13] and other provisions of the Indenture.

The Company further requests DTC to post this notice on its Reorganization Inquiry for Participants System (or such other system as DTC uses for providing notices to Holders of Notes) and to transmit this notice to the participants of DTC holding positions in the Notes pursuant to DTC’s rules and procedures.

[10]	Note: Describe the Write-Up Amount, and insert the Current Principal Amount per $1,000 in Original Principal Amount of the Notes.

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Should DTC, the Trustee or any Holders or beneficial owners of the Notes have any inquiries, please contact:

[Company Contact Person]

[Telephone]

[Fax]

[Email]

*

The CUSIP number and ISIN appearing in this notice have been assigned to the Notes by organizations not affiliated with the Company and is included solely for the convenience of the Holders of the Notes. The Company will not be responsible for the selection or use of this CUSIP number or ISIN, nor is any representation made as to the correctness or accuracy of the same on the Notes or as indicated in this notice. The Write-Up of the Notes will not be affected by any defect in or omission of such numbers.

Dated:

By:
Name:
Title:

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